Exhibit 4.4

AMENDED AND RESTATED

SHAREHOLDERS AGREEMENT

OF

XIAOJU KUAIZHI INC.

DATED AS OF:

August 9, 2019

TABLE OF CONTENTS

(continued)

TABLE OF CONTENTS

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AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS AMENDED AND RESTATED SHAREHOLDERS AGREEMENT (this “Agreement”) is entered into on August 9, 2019 by and among:

1.                                      Xiaoju Kuaizhi Inc., an exempted company incorporated under the Laws of Cayman Islands (the “Company”),

2.                                      each Person listed on Schedule A-1 hereto (each a “Didi Group Company”, and collectively, the “Didi Group”),

3.                                      each Person listed on Schedule A-2 hereto (each a “Kuaidi Group Company”, and collectively, the “Kuaidi Group”),

4.                                      each individual listed on Schedule B-1 attached hereto (the “Didi Principal” and collectively the “Didi Principals”), and the holding company owned by Mr. CHENG Wei (the “Didi Principal Holding Company”),

5.                                      each Person whose name appears on the signature pages of this Agreement, the Amended and Restated Shareholders Agreements entered into by and among the parties thereto dated July 27, 2015 and June 21, 2016, respectively, and the Prior Agreement (as defined below) and each Person who has joined or will join this Agreement by way of executing and delivering a deed of adherence in the form attached hereto as Exhibit B, other than the Company, the Didi Group, the Kuaidi Group, the Didi Principals, the Didi Principal Holding Company, each individual and each holding company owned by such individual listed on Schedule B-2 attached hereto (each an “Investor” and collectively, the “Investors”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used herein without definition shall have the meanings set forth in the Share Purchase Agreements (as defined below).

RECITALS

A                                       On February 9, 2015, the Company and Travice Inc., an exempted company incorporated under the Laws of Cayman Islands (“Kuaidi”), entered into the Agreement and Plan of Merger (the “Kuaidi Merger Agreement”), pursuant to the terms and conditions of which Kuaidi merged with and into the Company, with the Company continuing as the surviving company after the merger.

B                                       On August 1, 2016, the Company, Xiaoju Sub Inc., an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly-owned subsidiary of the Company (“Uber Merger Sub”), Uber China (as defined below) and UTI (as defined below), entered into the Agreement and Plan of Merger (the “Uber Merger Agreement”), pursuant to the terms and conditions of which Uber China merged with and into Uber Merger Sub, with Uber Merger Sub continuing as the surviving company after the merger (the “Uber Merger”).

C                                       The Didi Domestic Company, the Didi Domestic Sub, the Didi WFOE, the Kuaidi Domestic Company, Qixin, Qiyang, and the Kuaidi WFOE are engaged in technology development, technology consultancy, technology services, technology promotion, services relating to software and applications for network based intelligent taxi hailing service, private car service, bus hailing service, hitch service and chauffeur service, and other transportation-related services (the “Business”).

D                                       Certain Investors acquired certain Series B-1 Preferred Shares (as defined below) from the Company, and in connection therewith, the relevant Parties entered into an amended and restated shareholders agreement to record the respective information, registration and other rights and obligations of the shareholders of the Company on August 1, 2016.

E                                        Certain Investors acquired certain Series B-2 Preferred Shares (as defined below) from the Company, and in connection therewith, the relevant Parties entered into an amended and restated shareholders agreement to record the respective information, registration and other rights and obligations of the shareholders of the Company on April 28, 2017 (the “Prior Agreement”).

F                                         Certain Investors will purchase from the Company certain Series B-2 Preferred Shares (as defined below) on the terms and conditions set forth in the various Series B-2 Preferred Share Purchase Agreements by and among the Company and the other parties thereto (the “Share Purchase Agreements”).

G                                       The Share Purchase Agreements contemplate the execution and delivery of this Agreement concurrent with the consummation of the transactions contemplated under the Share Purchase Agreements.

H                                      The Parties desire to enter into this Agreement, which shall amend, replace and supersede the Prior Agreement in its entirety, and make the respective representations, warranties, covenants and agreements set forth herein on the terms and conditions set forth herein.

WITNESSETH

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties intending to be legally bound hereto hereby agree as follows:

1.                                      Definitions.

1.1                               Defined Terms. The following terms shall have the meanings ascribed to them below:

“Accounting Standards” means either the generally accepted accounting principles in the United States or China, or the International Financial Reporting Standards, as applicable, applied on a consistent basis.

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“Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, Controls, is Controlled by or is under common Control with such Person. In the case of an Investor, the term “Affiliate” also includes (v) any of such Investor’s general partners, (w) the fund manager managing or advising such Investor (and general partners and officers thereof) and other funds managed or advised by such fund manager, (x) trusts controlled by or for the benefit of any such Person referred to in (v) or (w), and (y) any fund or holding company formed for investment purposes that is promoted, sponsored, managed, advised or serviced by such Investor. For the avoidance of doubt, Alibaba and SoftBank shall not be deemed to be an Affiliate of each other hereunder. Notwithstanding anything to the contrary in this Agreement, in respect of Temasek, “Affiliate” means (i) Temasek Holdings; and (ii) Temasek Holding’s direct and indirect wholly owned companies whose boards of directors or equivalent governing bodies comprise solely nominees or employees of (a) Temasek Holdings; (b) Temasek Pte Ltd (being a wholly owned subsidiary of Temasek Holdings); and/or (c) wholly owned direct and indirect subsidiaries of Temasek Pte Ltd. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, Temasek shall not be deemed to be an “Affiliate” of any Person unless such Person would be an “Affiliate” of Temasek under this definition. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, in respect of Uber CV, no shareholder of UTI (nor any Affiliates of such shareholder) shall be deemed to be an Affiliate of Uber CV if (x) such shareholder was not within the period 365 days prior to the date of this Agreement, and is not, an executive or employee of UTI or any of its Affiliates, and (y) such shareholder together with its Affiliates beneficially owns and Controls less than 20% of the total voting power of UTI; provided, that in no event shall Benchmark Capital Partners VII, L.P. or any of its Affiliates be deemed to be an Affiliate of UTI, so as long as Benchmark Capital Partners VII, L.P. together with its Affiliates beneficially owns and Controls less than 50% of the total voting power of UTI.

“Alibaba” means Alibaba Investment Limited and its Affiliates.

“Ant Financial” means API (Hong Kong) Investment Limited and its Affiliates.

“Apple” means Apple South Asia Pte. Ltd. and its Affiliates.

“Applicable Securities Laws” means (i) with respect to any offering of securities in the United States, or any other act or omission within that jurisdiction, the securities laws of the United States, including the Exchange Act and the Securities Act, and any applicable Law of any state of the United States, and (ii) with respect to any offering of securities in any jurisdiction other than the United States, or any related act or omission in that jurisdiction, the applicable Laws of that jurisdiction.

“Auditor” means the Person for the time being performing the duties of auditor of the Company (if any).

“Board” or “Board of Directors” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which commercial banks are required or authorized by law to be closed in the Cayman Islands, the United States, Hong Kong, Singapore or China.

“Captive Structure” means the structure under which the Didi WFOE Controls the Didi Domestic Company through the Didi Control Documents, or the Kuaidi WFOE Controls the Kuaidi Domestic Company through the Kuaidi Control Documents, as applicable.

“CFC” means a controlled foreign corporation as defined in the Code.

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“Charter Documents” means, with respect to a particular legal entity, the articles of incorporation, certificate of incorporation, formation or registration (including, if applicable, certificates of change of name), memorandum of association, articles of association, bylaws, articles of organization, limited liability company agreement, trust deed, trust instrument, operating agreement, joint venture agreement, business license, or similar or other constitutive, governing, or charter documents, or equivalent documents, of such entity.

“Circular 37” means the Notice on Relevant Issues Concerning Foreign Exchange Administration for Domestic Residents to Engage in Overseas Investment and Financing and Round Trip Investment via Special Purpose Companies issued by SAFE on July 4, 2014 and as amended and supplemented from time to time.

“Closing” means the most recent date of Closing pursuant to a Share Purchase Agreement for Series B-2 Preferred Shares.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means (i) with respect to any offering of securities in the United States, the Securities and Exchange Commission of the United States or any other federal agency at the time administering the Securities Act, and (ii) with respect to any offering of securities in a jurisdiction other than the United States, the regulatory body of the jurisdiction with authority to supervise and regulate the offering or sale of securities in that jurisdiction.

“Consent” means any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to, any Person, including any Governmental Authority.

“Contract” means, a contract, agreement, understanding, indenture, note, bond, loan, instrument, lease, mortgage, franchise, license, commitment, purchase order, and other legally binding arrangement, whether written or oral.

“Control” of a given Person means the power or authority, whether exercised or not, to direct the business, management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise; provided, that such power or authority shall conclusively be presumed to exist upon possession of Beneficial Ownership or power to direct the vote of more than fifty percent (50%) of the votes entitled to be cast at a meeting of the members or shareholders of such Person or power to control the composition of a majority of the board of directors of such Person. The terms “Controlled” and “Controlling” have meanings correlative to the foregoing.

“Control Documents” means the Didi Control Documents and the Kuaidi Control Documents, collectively.

“Convertible Securities” means any indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Ordinary Shares.

“Conversion Shares” means Ordinary Shares issuable upon conversion of any Preferred Shares.

“Deemed Liquidation Event” has the meaning given to such term in the Memorandum and Articles.

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“Didi Control Documents” means the following contracts, collectively, as may be amended and/or restated from time to time: (i) Exclusive Business Cooperation Agreement (独家业务合作协议) entered into by and between Didi WFOE and Didi Domestic Company on May 6, 2013 with a ten-year contract term, (ii) Exclusive Option Agreement (独家购买权合同) entered into by and among Didi WFOE, Didi Domestic Company and the then equity holders of Didi Domestic Company on March 11, 2016, (iii) Power of Attorney (授权委托书) duly signed by the then equity holders of Didi Domestic Company with an authorization period starting from May 26, 2015, (iv) Share Pledge Agreement (股权质押协议) entered into by and among Didi WFOE, Didi Domestic Company and the then equity holders of Didi Domestic Company on March 11, 2016, under which the relevant parties confirmed and ratified all the actions in connection with such share pledge arrangement.

“Didi Investors” means the Persons as set out in Schedule C-1 of the Shareholders Agreement at Kuaidi Merger.

“Director” means a director serving on the Board.

“Effective Per Share Voting Power” has the meaning given to such term in the Memorandum and Articles.

“Equity Securities” means, with respect to any Person that is a legal entity, any and all shares of capital stock, membership interests, units, profits interests, ownership interests, equity interests, registered capital, and other equity securities of such Person, and any right, warrant, option, call, commitment, conversion privilege, preemptive right or other right to acquire any of the foregoing, or security convertible into, exchangeable or exercisable for any of the foregoing, or any Contract providing for the acquisition of any of the foregoing.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Form F-3” means Form F-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Form S-3” means Form S-3 promulgated by the Commission under the Securities Act or any successor form or substantially similar form then in effect.

“Governmental Authority” means any government of any nation or any federation, province or state or any other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of China or any other country, or any political subdivision thereof, any court, tribunal or arbitrator, any relevant stock exchange, and any self-regulatory organization.

“Governmental Order” means any applicable order, ruling, decision, verdict, decree, writ, subpoena, mandate, precept, command, directive, consent, approval, award, judgment, injunction or other similar determination or finding by, before or under the supervision of any Governmental Authority.

“Group Company” has the meaning given to such term in the Share Purchase Agreements, and “Group” refers to all of the Group Companies collectively.

“Holders” means the holders of Registrable Securities who are parties to this Agreement from time to time, and their permitted transferees that become parties to this Agreement from time to time.

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“Hong Kong” means the Hong Kong Special Administrative Region of the People’s Republic of China.

“Indebtedness” of any Person means, without duplication, each of the following of such Person: (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced that are incurred in connection with the acquisition of properties, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all obligations that are capitalized in accordance with Accounting Standards, (vii) all obligations under banker’s acceptance, letter of credit or similar facilities, (viii) all obligations to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person, (ix) all obligations in respect of any interest rate swap, hedge or cap agreement, and (x) all guarantees issued in respect of the Indebtedness referred to in clauses (i) through (ix) above of any other Person, but only to the extent of the Indebtedness guaranteed.

“Information Rights Holder” means a holder of any Preferred Shares that holds more than two percent (2%) of the then total outstanding Shares on a fully-diluted and as-converted basis, except for Uber CV and its Affiliates.

“Initiating Holders” means, with respect to a request duly made under Section 2.1 or Section 2.2 to Register any Registrable Securities, the Holders initiating such request.

“Intellectual Property” means any and all (i) patents, patent rights and applications therefor and reissues, reexaminations, continuations, continuations-in-part, divisions, and patent term extensions thereof, (ii) inventions (whether patentable or not), discoveries, improvements, concepts, innovations and industrial models, (iii) registered and unregistered copyrights, copyright registrations and applications, mask works and registrations and applications therefor, author’s rights and works of authorship (including artwork, software, computer programs, source code, object code and executable code, firmware, development tools, files, records and data, and related documentation), (iv) URLs, web sites, web pages and any part thereof, (v) technical information, know-how, trade secrets, drawings, designs, design protocols, specifications, proprietary data, customer lists, databases, proprietary processes, technology, formulae, and algorithms and other intellectual property, (vi) trade names, trade dress, trademarks, domain names, service marks, logos, business names, and registrations and applications therefor, and (vii) the goodwill symbolized or represented by the foregoing.

“Investor Directors” means the Strategic Investor Directors and the Preferred Investor Directors, and “Investor Director” means any one of them.

“IPO” means the firm underwritten registered public offering by the Company of its Ordinary Shares pursuant to a Registration Statement that is filed with and declared effective by either the Commission under the Securities Act or another Governmental Authority or stock exchange for a public offering in a jurisdiction other than the United States.

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“Key Employee” means the employees listed in Schedule D.

“Kuaidi Control Documents” means the following contracts collectively, as may be amended and/or restated from time to time: (i) the Exclusive Service Agreement (独家服务协议) dated as of October 14, 2013 entered into by and between Kuaidi WFOE and Kuaidi Domestic Company, (ii) the Amended and Restated Exclusive Call Option Agreement (独家转股期权协议修订与重述) dated as of December 16, 2015 entered into by and among Hangzhou Kuaidi WFOE, Kuaidi Domestic Company and the equity holders of Kuaidi Domestic Company, (iii) the Power of Attorney (授权委托书) dated as of December 16, 2015 granted by the equity holders of Kuaidi Domestic Company, (iv) the Amended and Restated Voting Rights Proxy Agreements (股东表决权委托协议修订与重述) dated as of December 16, 2015 entered into by and among Kuaidi WFOE, Kuaidi Domestic Company and the equity holders of Kuaidi Domestic Company, (v) the Second Amended and Restated Equity Pledge Agreement (股权质押协议第二次修订与重述) dated as of December 16, 2015 entered into by and among Kuaidi WFOE, Kuaidi Domestic Company and the equity holders of Kuaidi Domestic Company.

“Kuaidi Investors” means the Persons as set out in Schedule C-2 of the Shareholders Agreement at Kuaidi Merger.

“Kuaidi Merger” means the merger of Kuaidi with and into the Company which took place on the Kuaidi Merger Effective Date.

“Kuaidi Merger Effective Date” means February 11, 2015, the effective date of the Kuaidi Merger.

“Law” or “Laws” means any and all provisions of any applicable constitution, treaty, statute, law, regulation, ordinance, code, rule, or rule of common law, any governmental approval, concession, grant, franchise, license, agreement, directive, requirement, or other governmental restriction or any similar form of decision of, or determination by, or any interpretation or administration of any of the foregoing by, any Governmental Authority, in each case as amended, and any and all applicable Governmental Orders.

“Liabilities” means, with respect to any Person, all liabilities, obligations and commitments of such Person of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

“Lien” means any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of others, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by Contract, understanding, law, equity or otherwise.

“Majority Investor Directors” means any three (3) Investor Directors.

“Majority Preferred Holders” means the holders of at least a majority of the voting power of the then outstanding Preferred Shares (voting as a separate class and on an as converted basis).

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“Management Liquidity Agreement” means the Side Letter Agreement, dated as of February 9, 2015, by and among Kuaidi, the Company and other Persons named therein.

“Memorandum and Articles” means the Memorandum of Association of the Company and the Articles of Association of the Company, as each may be amended and/or restated from time to time.

“Ordinary Share Equivalents” means any Equity Security which is by its terms convertible into or exchangeable or exercisable for Ordinary Shares, including without limitation, the Preferred Shares.

“Ordinary Shares” means the Company’s ordinary shares, par value US$0.00002 per share.

“Person” means any individual, corporation, partnership, limited partnership, proprietorship, association, limited liability company, firm, trust, estate or other enterprise or entity.

“PFIC” means passive foreign investment company as defined in the Code.

“PRC” or “China” means the People’s Republic of China, but solely for the purposes of this Agreement, excluding Hong Kong, the Macau Special Administrative Region and the islands of Taiwan.

“Preemptive Rights Holder” means a holder of any Preferred Shares.

“Preferred Shares” means collectively, the Series A-1 Preferred Shares, the Series A-2 Preferred Shares, the Series A-3 Preferred Shares, the Series A-4 Preferred Shares, the Series A-5 Preferred Shares, the Series A-6 Preferred Shares, the Series A-7 Preferred Shares, the Series A-8 Preferred Shares, the Series A-9 Preferred Shares, the Series A-10 Preferred Shares, the Series A-11 Preferred Shares, the Series A-12 Preferred Shares, the Series A-13 Preferred Shares, the Series A-14 Preferred Shares, the Series A-15 Preferred Shares, the Series A-16 Preferred Shares, the Series A-17 Preferred Shares, the Series A-18 Preferred Shares, the Series B-1 Preferred Share and the Series B-2 Preferred Shares.

“Public Official” means any executive, official, or employee of a Governmental Authority, political party or member of a political party, political candidate; executive, employee or officer of a public international organization; or director, officer or employee or agent of a wholly owned or partially state-owned or controlled enterprise, including a PRC state-owned or controlled enterprise, or any “foreign official,” as such term is defined in the Foreign Corrupt Practices Act of the United States.

“Qualified IPO” has the meaning given to such term in the Memorandum and Articles.

“Registrable Securities” means (i) the Ordinary Shares issued or issuable, upon conversion of the Preferred Shares, (ii) any Ordinary Shares issued or issuable as a dividend or other distribution with respect to, in exchange for, or in replacement of, the Shares referenced in (i) herein, and (iii) any Ordinary Shares owned or hereafter acquired by the Investors; excluding in all cases, however, any of the foregoing sold by a Person in a transaction other than an assignment pursuant to Section 12.3. For purposes of this Agreement, Registrable Securities shall cease to be Registrable Securities when such Registrable Securities have been disposed of pursuant to an effective Registration Statement.

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“Registration” means a registration or similar securities offering process effected by preparing and filing a Registration Statement and the declaration or ordering of the effectiveness of that Registration Statement in accordance with applicable Law; and the terms “Register” and “Registered” have meanings concomitant with the foregoing.

“Registration Statement” means a registration statement prepared on Form F-1, F-3, S-1, or S-3 under the Securities Act, or any comparable document in connection with a public securities offering in a jurisdiction other than the United States.

“Related Party” means any Affiliate, officer, director, supervisory board member, or holder of any Equity Security of any Group Company, and any Affiliate of any of the foregoing.

“Right of First Refusal and Co-Sale Agreement” means the Right of First Refusal and Co-Sale Agreement, as defined in the Share Purchase Agreements and as amended from time to time.

“SAFE” means the State Administration of Foreign Exchange of China.

“SAFE Rules and Regulations” means collectively, the Circular 37 and any other applicable SAFE rules and regulations.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Series A-1 Preferred Holder” means a holder of Series A-1 Preferred Shares.

“Series A-7 Preferred Holder” means a holder of Series A-7 Preferred Shares.

“Series A-1 Preferred Shares” means the Series A-1 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-2 Preferred Shares” means the Series A-2 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-3 Preferred Shares” means the Series A-3 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-4 Preferred Shares” means the Series A-4 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-5 Preferred Shares” means the Series A-5 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-6 Preferred Shares” means the Series A-6 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

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“Series A-7 Preferred Shares” means the Series A-7 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-8 Preferred Shares” means the Series A-8 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-9 Preferred Shares” means the Series A-9 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-10 Preferred Shares” means the Series A-10 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-11 Preferred Shares” means the Series A-11 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-12 Preferred Shares” means the Series A-12 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-13 Preferred Shares” means the Series A-13 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-14 Preferred Shares” means the Series A-14 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-15 Preferred Shares” means the Series A-15 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-16 Preferred Shares” means the Series A-16 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-17 Preferred Shares” means the Series A-17 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series A-18 Preferred Shares” means the Series A-18 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Series B-1 Preferred Shares” means the Series B-1 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

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“Series B-2 Preferred Shares” means the Series B-2 Preferred Shares of the Company, par value US$0.00002 per share, with the rights and privileges as set forth in the Memorandum and Articles.

“Share Incentive Plans” means the employee share incentive plans of the Company as approved by the Shareholders and the Board of Directors of the Company from time to time.

“Share Sale” has the meaning given to such term in the Memorandum and Articles. “Shareholder” means a holder of any Shares.

“Shareholders Agreement at Kuaidi Merger” means that certain Shareholders Agreement entered into by the Company, Didi Principals, Didi Principal Holding Company, certain Investors and other parties thereto as of February 11, 2015.

“Shares” means the Ordinary Shares and the Preferred Shares. “SoftBank” means Hayate Corporation and its Affiliates.

“Strategic Investor” means each of (i) Alibaba, Ant Financial and their respective Affiliates who are Shareholders, collectively, and (ii) Tencent and its Affiliates who are Shareholders, collectively.

“Subsidiary” means, with respect to any given Person, any other Person that is Controlled directly or indirectly by such given Person.

“Supermajority Preferred Holders” means the holders of at least sixty five percent (65%) the voting power of the then outstanding Preferred Shares (voting as a separate class and on an as converted basis).

“Temasek” means ESTA INVESTMENTS PTE. LTD.

“Temasek Holdings” means Temasek Holdings (Private) Limited.

“Tencent” means THL A11 Limited and Tencent Growthfund Limited and their Affiliates.

“Transaction Documents” means, collectively, this Agreement, the Share Purchase Agreements, the Right of First Refusal and Co-Sale Agreement, the Memorandum and Articles and each of the other agreements and documents agreed between the parties or otherwise required to be executed and/or delivered by any party substantially concurrently with or in connection with the execution of any of the foregoing or implementing the transactions contemplated by any of the foregoing.

“Uber China” means Uber (China) Ltd., an exempted company with limited liability incorporated under the laws of the Cayman Islands.

“Uber CV” means Uber International C.V., a Dutch partnership, and its Affiliates. “United States Person” means United States person as defined in Section 7701(a)(30) of the Code.

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“US” or “United States” means the United States of America.

“UTI” means Uber Technologies, Inc., a corporation incorporated under the laws of the State of Delaware that wholly owns Uber CV.

1.2         Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Aggregate Principal Amount	Section 11.17(g)
Agreement	Preamble
Alibaba Notice of Intent	Section 11.18(a)
Alibaba Specific Competitors	Section 11.18(a)
Arbitration Notice	Section 12.5(a)
Beneficial Owner	Section 11.16(d)
Beneficial Ownership	Section 11.16(d)
Business	Recitals
Change of Control Event	Section 11.17(i)
Chengzi Shanghai	Schedule A-1
Cheering Venture	Schedule A-1
Company	Preamble
Confidential Information	Section 11.13(a)
Didi China Technology	Schedule A-1
Didi Commercial Service	Schedule A-1
Didi Domestic Company	Schedule A-1
Didi Domestic Sub	Schedule A-1
Didi HK Company	Schedule A-1
Didi HK Technology	Schedule A-1
Didi Group	Preamble
Didi Group Company	Preamble
Didi Principal Holding Company	Preamble
Didi Principals	Preamble
Didi Research	Schedule A-1
Didi Share Group	Section 11.17(f)
Didi Traveling	Schedule A-1
Didi WFOE	Schedule A-1
Direct US Investor	Section 11.12(c)
Dirun Tianjin	Schedule A-1
Disbursement Date	Section 11.17(g)
Disposal	Section 11.17(i)
Ditu	Schedule A-1
Exempt Registrations	Section 3.4
Filing Agent	Section 11.17(b)
Filing Documents	Section 11.17(b)
Filing Shareholders	Section 11.17(a)
First Participation Notice	Section 7.4(a)
Full Le	Schedule A-1
HKIAC	Section 12.5(b)

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HKIAC Rules	Section 12.5(b)
Indemnification Agreement/Indemnification Agreements	Section 9.8
Independent Filing Shareholder	Section 11.17(c)
Indirect US Investor	Section 11.12(c)
Jiangxing Chengzi	Schedule A-1
K Full	Schedule A-1
Kuaidi	Recitals
Kuaidi Domestic Company	Schedule A-2
Kuaidi HK Company	Schedule A-2
Kuaidi Group	Preamble
Kuaidi Group Company	Preamble
Kuaidi Share Group	Section 11.7(f)
Kuaidi WFOE	Schedule A-2
Majestic	Schedule A-1
Management Director	Section 9.1(a)
Merger Agreement	Recitals
New Securities	Section 7.3
Non-Voting Director	Section 9.9
Oversubscription Participants	Section 7.4(b)
Party/Parties	Preamble
PFIC Shareholder	Section 11.12(c)
Power of Attorney	Section 11.17(a)
Preemptive Right	Section 7.1
Preferred Investor Director	Section 9.1(a)
Prior Agreement	Recitals
Pro Rata Share	Section 7.2
Qixin	Schedule A-2
Qiyang	Schedule A-2
Second Participation Notice	Section 7.4(b)
Second Participation Period	Section 7.4(b)
Security Holder	Section 11.2
Selling Expenses	Section 2.1
Series A-11 Warrant	Section 7.3(g)
SH Insurance Brokerage	Schedule A-1
Shanghai Shiyuan	Schedule A-1
Share Purchase Agreements	Recitals
Shenzhen Weiheng	Schedule A-1
Strategic Investor Director	Section 9.1(a)
Subsidiary Board	Section 9.1(b)
SZ Commercial Factoring	Schedule A-1
Taipingyang	Schedule A-1
Tax Loans	Section 11.17(g)
Tax Loan Program	Section 11.17(g)
Tencent Notice of Intent	Section 11.19(a)
Tencent Specific Competitors	Section 11.19(a)
Tianjin Shuxing	Schedule A-1
Transaction Tax	Section 11.17(g)

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Violation	Section 5.1(a)
Uber Cayman Company	Schedule A-1
Uber Initial Position	Section 11.16(a)
Uber Merger	Recitals
Uber Merger Agreement	Recitals
Uber Merger Sub	Recitals
Xiaoju Singapore	Schedule A-1
Zhongfu Finance Leasing	Schedule A-1

1.3                               Interpretation. For all purposes of this Agreement, except as otherwise expressly herein provided, (i) the terms defined in this Section 1 shall have the meanings assigned to them in this Section 1 and words importing the singular number include the plural number and vice-versa, (ii) all accounting terms not otherwise defined herein have the meanings assigned under the Accounting Standards, (iii) all references in this Agreement to designated “Sections” and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement, (iv) pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms, (v) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision, (vi) all references in this Agreement to designated Schedules, Exhibits and Appendices are to the Schedules, Exhibits and Appendices attached to this Agreement, (vii) references to this Agreement, any other Transaction Documents and any other document shall be construed as references to such document as the same may be amended, supplemented or novated from time to time, (viii) the term “or” is not exclusive, (ix) the term “including” will be deemed to be followed by “, but not limited to,” (x) the terms “shall,” “will,” and “agrees” are mandatory, and the term “may” is permissive, (xi) the phrase “directly or indirectly” means directly, or indirectly through one or more intermediate Persons or through contractual or other arrangements, and “direct or indirect” has the correlative meaning, (xii) the term “voting power” refers to the number of votes attributable to the Shares (on an as-converted basis) in accordance with the terms of the Memorandum and Articles, (xiii) the headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement, (xiv) references to laws include any such law modifying, re-enacting, extending or made pursuant to the same or which is modified, re-enacted, or extended by the same or pursuant to which the same is made, and (xv) all references to dollars or to “US$” are to currency of the United States of America and all references to RMB are to currency of China (and each shall be deemed to include reference to the equivalent amount in other currencies).

2.                                      Demand Registration.

2.1                               Registration Other Than on Form F-3 or Form S-3. Subject to the terms of this Agreement, at any time or from time to time after the date that is six (6) months after the closing of the IPO, Holders may request in writing that the Company effect a Registration of Registrable Securities having an anticipated aggregate offering price, net of underwriting discounts, commissions, American depositary share issuance fees and stock transfer taxes applicable to the sale of Registrable Securities (the “Selling Expenses”), in excess of US$400,000,000. Upon receipt of such a request, the Company shall (x) promptly give written notice of the proposed Registration to all other Holders and (y) as soon as practicable, use its commercially reasonable efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and/or qualified for sale and distribution in such jurisdiction as the Initiating Holders may request. The Company shall be obligated to effect no more than three (3) Registrations pursuant to this Section 2.1 that have been declared and ordered effective; provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.1 is not consummated pursuant to Section 2.4 or for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.1.

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2.2                               Registration on Form F-3 or Form S-3. The Company shall use its commercially reasonable efforts to qualify for registration on Form F-3 or Form S-3. Subject to the terms of this Agreement, if the Company qualifies for registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), Holders holding thirty percent (30%) or more of the voting power of the then outstanding Registrable Securities held by all Holders may request the Company to file, in any jurisdiction in which the Company has had a registered underwritten public offering, a Registration Statement on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), including without limitation any registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or a delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission. Upon receipt of such a request, the Company shall (i) promptly give written notice of the proposed Registration to all other Holders and (ii) as soon as practicable, use its commercially reasonable efforts to cause the Registrable Securities specified in the request, together with any Registrable Securities of any Holder who requests in writing to join such Registration within fifteen (15) days after the Company’s delivery of written notice, to be Registered and qualified for sale and distribution in such jurisdiction. The Company shall be obligated to effect no more than three (3) Registrations that have been declared and ordered effective within any twelve (12)-month period pursuant to this Section 2.2; provided that if the sale of all of the Registrable Securities sought to be included pursuant to this Section 2.2 is not consummated pursuant to Section 2.4  or for any reason other than solely due to the action or inaction of the Holders including Registrable Securities in such Registration, such Registration shall not be deemed to constitute one of the Registration rights granted pursuant to this Section 2.2.

2.3                            Right of Deferral.

(a)                                 The Company shall not be obligated to Register or qualify Registrable Securities pursuant to this Section 2:

(1)                                 if, within ten (10) days of the receipt of any request of the Holders to Register any Registrable Securities under Section 2.1 or Section 2.2, the Company gives notice to the Initiating Holders of its bona fide intention to effect the filing for its own account of a Registration Statement of Ordinary Shares within sixty (60) days of receipt of that request; provided, that the Company is actively employing in good faith its commercially reasonable efforts to cause that Registration Statement to become effective within sixty (60) days of receipt of that request; provided, further, that the Holders are entitled to join such Registration in accordance with Section 3 (other than an Exempt Registration (as defined below));

(2)                                 during the period starting with the date of filing by the Company of, and ending six (6) months following the effective date of any Registration Statement pertaining to Ordinary Shares other than an Exempt Registration; provided, that the Holders are entitled to join such Registration in accordance with Section 3;

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(3)                                 in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration or qualification, unless the Company is already subject to service of process in such jurisdiction; or

(4)                                 with respect to the registration on Form F-3 or Form S-3 (or any comparable form for Registration in a jurisdiction other than the United States), if Form F-3 or Form S-3 is not available for such offering by the Holders, or if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public, net of Selling Expenses, of less than US$2,000,000.

(b)                                 If, after receiving a request from Holders pursuant to Section 2.1 or Section 2.2 hereof, the Company furnishes to the Holders a certificate signed by the chief executive officer of the Company stating that, in the good faith judgment of the Board, it would be materially detrimental to the Company or its members for a Registration Statement to be filed in the near future, then the Company shall have the right to defer such filing for a period during which such filing would be materially detrimental, provided, that the Company may not utilize this right for more than one hundred and twenty (120) days on any one occasion or more than once during any twelve (12) month period; provided, further, that the Company may not Register any other securities during such period (except for Exempt Registrations).

2.4                               Underwritten Offerings. If, in connection with a request to Register Registrable Securities under Section 2.1 or Section 2.2, the Initiating Holders seek to distribute such Registrable Securities in an underwritten offering, they shall so advise the Company as a part of the request, and the Company shall include such information in the written notice to the other Holders described in Section 2.1 and Section 2.2. In such event, the right of any Holder to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such underwritten offering and the inclusion of such Holder’s Registrable Securities in the underwritten offering (unless otherwise mutually agreed by the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected for such underwritten offering by the Company and reasonably acceptable to the holders of at least a majority of the voting power of all Registrable Securities proposed to be included in such Registration. Notwithstanding any other provision of this Agreement, if the managing underwriter advises the Company that marketing factors (including without limitation the aggregate number of securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten in a Registration pursuant to Section 2.1 or Section 2.2, the underwriters may exclude up to seventy percent (70%) of the Registrable Securities requested to be Registered but only after first excluding all other Equity Securities from the Registration and underwritten offering and so long as the number of shares to be included in the Registration on behalf of the non-excluded Holders is allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included, provided that any Initiating Holder shall have the right to withdraw its request for Registration from the underwriting by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement, and such withdrawn request for Registration shall not be deemed to constitute one of the Registration rights granted pursuant to Section 2.1  or Section 2.2, as the case may be. If any Holder disapproves the terms of any underwriting, the Holder may also elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities excluded or withdrawn from such underwritten offering shall be withdrawn from the Registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

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3.                                      Piggyback Registrations.

3.1                               Registration of the Company’s Securities. Subject to the terms of this Agreement, if the Company proposes to Register for its own account any of its Equity Securities, or for the account of any holder (other than a Holder) of Equity Securities any of such holder’s Equity Securities, in connection with the public offering of such securities (except for Exempt Registrations), the Company shall promptly give each Holder written notice of such Registration and, upon the written request of any Holder given within fifteen (15) days after delivery of such notice, the Company shall use its commercially reasonable efforts to include in such Registration any Registrable Securities thereby requested to be Registered by such Holder. If a Holder decides not to include all or any of its Registrable Securities in such Registration by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent Registration Statement or Registration Statements as may be filed by the Company, all upon the terms and conditions set forth herein.

3.2                               Right to Terminate Registration. The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 3.1 prior to the effectiveness of such Registration, whether or not any Holder has elected to participate therein. The expenses of such withdrawn Registration shall be borne by the Company in accordance with Section 4.3.

3.3                               Underwriting Requirements.

(a)                                 In connection with any offering involving an underwriting of the Company’s Equity Securities, the Company shall not be required to Register the Registrable Securities of a Holder under this Section 3 unless such Holder’s Registrable Securities are included in the underwritten offering and such Holder enters into an underwriting agreement in customary form with the underwriter or underwriters of internationally recognized standing selected by the Company and setting forth such terms for the underwritten offering as have been agreed upon between the Company and the underwriters. In the event the underwriters advise Holders seeking Registration of Registrable Securities pursuant to this Section 3 in writing that market factors (including the aggregate number of Registrable Securities requested to be Registered, the general condition of the market, and the status of the Persons proposing to sell securities pursuant to the Registration) require a limitation of the number of Registrable Securities to be underwritten, the underwriters may exclude all of the Registrable Securities requested to be Registered in an IPO and up to seventy percent (70%) of the Registrable Securities requested to be Registered in any other public offering, but in any case only after first excluding all other Equity Securities (except for securities sold for the account of the Company) from the Registration and underwriting and so long as the Registrable Securities to be included in such Registration on behalf of any non-excluded Holders are allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to a Holder to the nearest one hundred (100) shares.

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(b)                                 If any Holder disapproves the terms of any underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriters delivered at least ten (10) days prior to the effective date of the Registration Statement. Any Registrable Securities so excluded or withdrawn from the underwritten offering shall be withdrawn from the Registration.

3.4                               Exempt Registrations. The Company shall have no obligation to Register any Registrable Securities under this Section 3 in connection with a Registration by the Company (i) relating solely to the sale of securities to participants in a Company share plan, (ii) relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act (or comparable provision under the Laws of another jurisdiction, as applicable), (iii) on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities and does not permit secondary sales, or (iv) a registration in which the only Ordinary Shares being registered are Ordinary Shares issuable upon conversion of debt securities that are also being registered (collectively, “Exempt Registrations”).

4.                                      Registration Procedures.

4.1                               Registration Procedures and Obligations. Whenever required under this Agreement to effect the Registration of any Registrable Securities held by the Holders, the Company shall, as expeditiously as reasonably possible:

(a)                                 Prepare and file with the Commission a Registration Statement with respect to those Registrable Securities and use its commercially reasonable efforts to cause that Registration Statement to become effective, and, upon the request of the Holders holding at least a majority in voting power of the Registrable Securities Registered thereunder, keep the Registration Statement effective until the distribution thereunder has been completed;

(b)                                 Prepare and file with the Commission amendments and supplements to that Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of Applicable Securities Laws with respect to the disposition of all securities covered by the Registration Statement;

(c)                                  Furnish to the Holders the number of copies of a prospectus, including a preliminary prospectus, required by Applicable Securities Laws, and any other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d)                                 Use its commercially reasonable efforts to Register and qualify the securities covered by the Registration Statement under the securities Laws of any jurisdiction, as reasonably requested by the Holders;

(e)                                  In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in customary form, with the managing underwriter(s) of the offering;

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(f)                                   (A) Promptly notify each Holder of Registrable Securities covered by the Registration Statement at any time when a prospectus relating thereto is required to be delivered under Applicable Securities Laws of (a) the issuance of any stop order by the Commission, or (b) the happening of any event or the existence of any condition as a result of which any prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (B) if in the opinion of counsel for the Company it is necessary to supplement or amend such prospectus to comply with law, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made or such prospectus, as supplemented or amended, shall comply with law;

(g)                                  Furnish, at the request of any Holder requesting Registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered for sale in connection with a Registration pursuant to this Agreement, (A) an opinion, dated the date of the sale, of the counsel representing the Company for the purposes of the Registration, in form and substance as is customarily given to underwriters in an underwritten public offering; and (B) comfort letters dated as of (x) the effective date of the registration statement covering such Registrable Securities, and (y) the date of the sale as contemplated in Rule 159 under the Securities Act, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters;

(h)                                 Otherwise comply with all rules and regulations of the Commission to the extent applicable to the applicable registration statement and use its commercially reasonable efforts to make generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of a twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of such registration statement, which statement shall cover such twelve (12) month period, subject to any proper and necessary extensions;

(i)                                     Not, without the written consent of the holders of at least a majority of voting power of the then outstanding Registrable Securities, make any offer relating to the securities that would constitute a “free writing prospectus,” as defined in Rule 405 promulgated under the Securities Act;

(j)                                    Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to the Registration Statement and, where applicable, a number assigned by the Committee on Uniform Securities Identification Procedures for all those Registrable Securities, in each case not later than the effective date of the Registration; and

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(k)                                 Take all reasonable actions necessary to list the Registrable Securities on the primary exchange on which the Company’s securities are then traded or, in connection with an IPO, the primary exchange on which the Company’s securities will be traded.

4.2                               Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the Registration of such Holder’s Registrable Securities.

4.3                               Expenses of Registration. All expenses (other than Selling Expenses), incurred in connection with Registrations, filings or qualifications pursuant to this Agreement, including (without limitation) all Registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and reasonable fees and disbursement of one counsel for all selling Holders, shall be borne by the Company. The Company shall not, however, be required to pay for any expenses of any Registration proceeding begun pursuant to Section 2.1 or Section 2.2 of this Agreement if the Registration request is subsequently withdrawn at the request of the Holders holding at least a majority of the voting power of the Registrable Securities requested to be Registered by all Holders in such Registration (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be thereby Registered in the withdrawn Registration) unless the Holders of at least a majority of the voting power of the Registrable Securities then outstanding agree that such registration constitutes the use by the Holders of one (1) demand registration pursuant to Section 2.1 (in which case such registration shall also constitute the use by all Holders of Registrable Securities of one (1) such demand registration); provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business or prospects of the Company that is not known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and the Company shall pay any and all such expenses. All Selling Expenses relating to Registrable Securities registered pursuant to Section 2 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

5.                                      Registration-Related Indemnification.

5.1                               Company Indemnity.

(a)                                 To the maximum extent permitted by Law, the Company will indemnify and hold harmless each Holder, such Holder’s partners, officers, directors, shareholders, members, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under Laws which are applicable to the Company and relate to action or inaction required of the Company in connection with any Registration, qualification, or compliance, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a “Violation”): (a) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), (b) the omission or alleged omission to state in the Registration Statement, on the effective date thereof (including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto), a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws. The Company will reimburse, as incurred, each such Holder, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

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(b)                                 The indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld or delayed), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises solely out of or is solely based upon a Violation that occurs in reliance upon and in conformity with written information furnished for use in connection with such Registration by any such Holder, such Holder’s partners, officers, directors, and legal counsel, any underwriter (as defined in the Securities Act) and each Person, if any, who controls (as defined in the Securities Act) such Holder or underwriter.

5.2                            Holder Indemnity.

(a)                                 To the maximum extent permitted by Law, each selling Holder that has included Registrable Securities in a Registration will, severally and not jointly, indemnify and hold harmless the Company, its directors and officers, underwriters (as defined in the Securities Act), any other Holder selling securities in connection with such Registration and each Person, if any, who controls (within the meaning of the Securities Act) the Company, such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under Applicable Securities Laws, or any rule or regulation promulgated under Applicable Securities Laws, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder for use in connection with such Registration; and each such Holder will reimburse, as incurred, any Person intended to be indemnified pursuant to this Section 5.2, for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action. No Holder’s liability under this Section 5.2 (when combined with any amounts paid by such Holder pursuant to Section 5.4) shall exceed the net proceeds received by such Holder from the offering of securities made in connection with that Registration, except in the case of fraud or willful misconduct by such Holder.

(b)                                 The indemnity contained in this Section 5.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed).

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5.3                               Notice of Indemnification Claim. Promptly after receipt by an indemnified party under Section 5.1 or Section 5.2 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under Section 5.1 or Section 5.2, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the indemnifying parties. An indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one (1) separate counsel, with the reasonably incurred fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 5, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

5.4                               Contribution. If any indemnification provided for in Section 5.1 or Section 5.2 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case: (A) no Holder will be required to contribute any amount (after combined with any amounts paid by such Holder pursuant to Section 5.2) in excess of the net proceeds to such Holder from the sale of all such Registrable Securities offered and sold by such Holder pursuant to such registration statement, except in the case of fraud or willful misconduct by such Holder; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

5.5          Underwriting Agreement.  To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

5.6                               Survival. Without prejudice to Section 5.5, the obligations of the Company and Holders under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

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6.                                      Additional Registration-Related Undertakings.

6.1                               Reports under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any comparable provision of any Applicable Securities Laws in any jurisdiction where the Company’s securities are listed that may at any time permit a Holder to sell securities of the Company without Registration or pursuant to a Registration on Form F-3 or Form S-3 (or any comparable form in a jurisdiction other than the United States), the Company agrees to:

(a)                                 make and keep public information available, as those terms are understood and defined in Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed), at all times following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b)                                 file with the Commission in a timely manner all reports and other documents required of the Company under all Applicable Securities Laws; and

(c)                                  at any time following ninety (90) days after the effective date of the first Registration under the Securities Act filed by the Company for an offering of its securities to the general public by the Company, promptly furnish to any Holder holding Registrable Securities, upon request (a) a written statement by the Company that it has complied with the reporting requirements of the Rule 144 (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed) at any time after it has become subject to such reporting requirements or, at any time after so qualified, that it qualifies as a registrant whose securities may be resold pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed), (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents as filed by the Company with the Commission, and (c) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission, that permits the selling of any such securities without Registration or pursuant to Form F-3 or Form S-3 (or any form comparable thereto under Applicable Securities Laws of any jurisdiction where the Company’s securities are listed).

6.2                               Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the written consent of holders of at least a majority of the voting power of the then outstanding Registrable Securities held by all Holders (calculated on an as-converted to Ordinary Share basis), including the approval of the Majority Preferred Holders, enter into any agreement with any holder or prospective holder of any Equity Securities of the Company that would allow such holder or prospective holder (i) to include such Equity Securities in any Registration filed under Section 2 or Section 3, unless under the terms of such agreement such holder or prospective holder may include such Equity Securities in any such Registration only to the extent that the inclusion of such Equity Securities will not reduce the amount of the Registrable Securities of the Holders that are included, (ii) to demand Registration of their Equity Securities, or (iii) cause the Company to include such Equity Securities in any Registration filed under Section 2 or Section 3 hereof on a basis pari passu with or more favorable to such holder or prospective holder than is provided to the Holders of Registrable Securities.

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6.3                               “Market Stand-Off” Agreement. Each holder of Registrable Securities agrees, if so required by the managing underwriter(s), that it will not during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred and eighty (180) days from the date of such final prospectus or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (a) the publication or other distribution of research reports and (b) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (i) lend, offer, pledge, hypothecate, hedge, sell, make any short sale of, loan, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Equity Securities of the Company owned or controlled by it immediately prior to the date of the final prospectus relating to the Company’s IPO (other than those included in such offering), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Equity Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Equity Securities of the Company or such other securities, in cash or otherwise; provided, that (a) the forgoing provisions of this Section shall not apply to the sale of any securities of the Company to an underwriter pursuant to any underwriting agreement, and shall not be applicable to any Holder unless all directors, officers and all other holders of at least one percent (1%) of the outstanding share capital of the Company (calculated on an as-converted to Ordinary Share basis) are bound by restrictions at least as restrictive as those applicable to any such Holder pursuant to this Section, (y) this Section shall not apply to a Holder to the extent that any other Person subject to substantially similar restrictions is released in whole or in part, and (z) the lockup agreements shall permit a Holder to transfer their Registrable Securities to their respective Affiliates (and, in the case of Alibaba or Ant Financial, also to Ant Financial (in the case of Alibaba) or Alibaba (in the case of Ant Financial)) so long as the transferees enter into the same lockup agreement. The Investors agree to execute and deliver to the underwriters a lock-up agreement containing substantially similar terms and conditions as those contained herein.

6.4                               Termination of Registration Rights. The registration rights set forth in Section 2 and Section 3 of this Agreement shall terminate on the earlier of (i) the date that is three (3) years from the date of closing of a Qualified IPO, (ii) with respect to any Registrable Securities, the date on which the Holder of such Registrable Securities may sell all of such Registrable Securities under Rule 144 of the Securities Act (or comparable provision, if any, under Applicable Securities Laws in any jurisdiction where the Company’s securities are listed) in any ninety (90)-day period.

6.5                               Exercise of Ordinary Share Equivalents. Notwithstanding anything to the contrary provided in this Agreement, the Company shall have no obligation to Register Registrable Securities which, if constituting Ordinary Share Equivalents, have not been exercised, converted or exchanged, as applicable, for Ordinary Shares as of the effective date of the applicable Registration Statement, but the Company shall cooperate and facilitate any such exercise, conversion or exchange as requested by the applicable Holder in accordance with this Agreement.

6.6                               Intent. The terms of Sections 2 through 6 are drafted primarily in contemplation of an offering of securities in the United States. The parties recognize, however, the possibility that securities may be qualified or registered for offering to the public in a jurisdiction other than the United States where registration rights have significance or that the Company might effect an offering in the United States in the form of American Depositary Receipts or American Depositary Shares. Accordingly:

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(a)                                 it is their intention that, whenever this Agreement refers to a Law, form, process or institution of the United States but the parties wish to effectuate qualification or registration in a different jurisdiction where registration rights have significance, reference in this Agreement to the Laws or institutions of the United States shall be read as referring, mutatis mutandis, to the comparable Laws or institutions of the jurisdiction in question; and

(b)                                 it is agreed that the Company will not undertake any listing of American Depositary Receipts, American Depositary Shares or any other security derivative of the Ordinary Shares unless arrangements have been made reasonably satisfactory to the holders of at least a majority of the voting power of the then outstanding Registrable Securities held by all Holders (calculated on an as-converted to Ordinary Share basis), including the approval of the Majority Preferred Holders, to ensure that the spirit and intent of this Agreement will be realized and that the Company is committed to taking such actions as are necessary such that the Holders will enjoy rights corresponding to the rights hereunder to sell their Registrable Securities in a public offering in the United States as if the Company had listed Ordinary Shares in lieu of such derivative securities.

7.                                      Preemptive Right.

7.1                               General. The Company hereby grants to each Preemptive Rights Holder a right, but not an obligation, to purchase such Preemptive Rights Holder’s Pro Rata Share (as defined below) (and any oversubscription, as provided below), of all (or any part) of any New Securities (as defined below) that the Company may from time to time issue after the date of this Agreement (the “Preemptive Right”).

7.2                               Pro Rata Share. A Preemptive Rights Holder’s “Pro Rata Share” for purposes of the Preemptive Rights is the ratio of (a) the number of Ordinary Shares (on a fully diluted basis, including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all outstanding options and other outstanding convertible and exercisable securities) held by such Preemptive Rights Holder, to (b) the total number of Ordinary Shares (on a fully diluted basis, including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all outstanding options and other outstanding convertible and exercisable securities) then outstanding immediately prior to the issuance of New Securities giving rise to the Preemptive Rights.

7.3                               New Securities. Subject to the approval requirements under Sections 10.1 and 10.2, for purposes hereof, “New Securities” shall mean any Equity Securities of the Company issued after the date hereof, except for:

(a)                                 Ordinary Shares, options and/or restricted share units therefor reserved for issuance to employees, officers, directors, contractors, advisors or consultants of the Group Companies under the Share Incentive Plans;

(b)                                 Ordinary Shares actually issued upon the conversion or exchange of Convertible Securities, provided that such issuance is made pursuant to the terms of such Convertible Security (which Convertible Security has been duly approved in accordance with this Agreement or issued prior to the date of this Agreement);

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(c)                                  any Equity Securities of the Company issued in connection with any share split, share dividend, reclassification or other similar event; provided that the primary purpose of such issuance is not for equity financing purposes;

(d)                                 any Equity Securities of the Company issued pursuant to a bona fide firmly underwritten public offering;

(e)                                  any Equity Securities of the Company issued pursuant to the bona fide acquisition of another corporation or entity by the Company by consolidation, merger, purchase of assets, or other reorganization in which the Company acquires, in a single transaction or series of related transactions, all or substantially all assets of such other corporation or entity, or fifty percent (50%) or more of the equity ownership or voting power of such other corporation or entity;

(f)                                   any Ordinary Shares issued or issuable upon the conversion of the Preferred Shares;

(g)                                  any Equity Securities of the Company issued upon the exercise of certain warrant dated January 16, 2014 issued by the Company to CD Mobile Transport Limited (the “Series A-11 Warrant”), pursuant to which CD Mobile Transport Limited is entitled to purchase Series A-11 Preferred Shares for an aggregate purchase price of up to US$10,000,000 at US$2.2185 per share;

(h)                                 any Equity Securities of the Company, the issuance of which is approved pursuant to Sections 10.1 and 10.2 and is not offered to any then existing Shareholder of the Company; provided that if any of such Equity Securities of the Company is issued at a per share price based on the valuation of the Company that is less than US$50.9321 per share (as adjusted for share splits, share dividends, combinations, recapitalizations or other similar events), such Equity Securities shall be deemed as “New Securities” and such issuance shall be subject to the Preemptive Right pursuant to this Section 7;

(i)                                     the Series A-18 Preferred Shares up to the number authorized under the Memorandum and Articles;

(j)                                    the Series B-1 Preferred Shares issued pursuant to the terms of the Uber Merger Agreement; and

(k)                                 the Series B-2 Preferred Shares issued up to the number authorized under the Memorandum and Articles.

7.4                               Procedures.

(a)                                 First Participation Notice. In the event that the Company proposes to undertake an issuance of New Securities (in a single transaction or a series of related transactions), it shall give to each Preemptive Rights Holder written notice of its intention to issue New Securities (the “First Participation Notice”), describing the amount and type of New Securities, the price and the general terms upon which the Company proposes to issue such New Securities. Each Preemptive Rights Holder shall have ten (10) Business Days from the date of receipt of any such First Participation Notice to agree in writing to purchase up to such Preemptive Rights Holder’s Pro Rata Share of such New Securities for the price and upon the terms and conditions specified in the First Participation Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed such Preemptive Rights Holder’s Pro Rata Share). If any Preemptive Rights Holder fails to so respond in writing within such ten (10) Business Day period, then such Preemptive Rights Holder shall forfeit the right hereunder to purchase its Pro Rata Share of such New Securities, but shall not be deemed to forfeit any right with respect to any issuance of other New Securities.

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(b)                                 Second Participation Notice; Oversubscription. If any Preemptive Rights Holder fails or declines to exercise its Preemptive Rights in full in accordance with subsection (a) above, the Company shall promptly give notice (the “Second Participation  Notice”) to other Preemptive Rights Holders who have exercised in full their Preemptive Rights (the “Oversubscription Participants”) in accordance with subsection (a) above. Each Oversubscription Participant shall have ten (10) Business Days from the date of the Second Participation Notice (the “Second Participation Period”) to notify the Company of its desire to purchase more than its Pro Rata Share of the New Securities, stating the number of the additional New Securities it proposes to buy. Such notice may be made by telephone if confirmed in writing within five (5) Business Days thereafter. If, as a result thereof, such oversubscription exceeds the total number of the remaining New Securities the Preemptive Rights Holders are entitled to purchase in accordance with Section 7.1, each Oversubscription Participant will be cut back by the Company with respect to its oversubscription to such number of remaining New Securities equal to the product obtained by multiplying (i) the number of the remaining New Securities available for subscription by the Preemptive Rights Holders by (ii) a fraction, the numerator of which is the number of Ordinary Shares (including Preferred Shares on an as-converted basis) held by such Oversubscription Participant and the denominator of which is the total number of Ordinary Shares (including Preferred Shares on an as-converted basis) held by all the Oversubscription Participants exercising its oversubscription right under this subsection (b).

7.5                               Failure to Exercise.

Upon the expiration of the Second Participation Period or, in the event that no Preemptive Rights Holder exercises the Preemptive Rights within ten (10) Business Days following the issuance of the First Participation Notice, the Company shall have ninety (90) days thereafter to complete the sale of the New Securities described in the First Participation Notice with respect to which the Preemptive Rights hereunder were not exercised, at the same or higher price and upon non-price terms not more favorable to the purchasers thereof than those specified in the First Participation Notice. In the event that the Company has not issued and sold such New Securities within such ninety (90) day period, the Company shall not thereafter issue or sell any New Securities without again first offering such New Securities to the Preemptive Rights Holders pursuant to this Section 7.

7.6                               Allocation among Affiliates and Certain Other Persons.

Each Preemptive Rights Holder shall be entitled to allocate among and assign to its Affiliates (and, in the case of Alibaba or Ant Financial, also to Ant Financial (in the case of Alibaba) or Alibaba (in the case of Ant Financial)), in its discretion, all or a portion of its right to subscribe for the New Securities that such Preemptive Rights Holder is entitled to subscribe for pursuant to this Section 7, provided that such Preemptive Rights Holder shall notify the Company in writing of such allocation and assignment.

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8.                                      Information and Inspection Rights.

8.1                               Delivery of Financial Statements to Information Rights Holders.

The Group Companies shall deliver to each Information Rights Holder the following documents or reports:

(a)                                 within ninety (90) days after the end of each fiscal year of the Company, a consolidated income statement and statement of cash flows for the Group Companies for such fiscal year and a consolidated balance sheet for the Group Companies as of the end of the fiscal year, audited and certified by a “Big-4” accounting firm (i.e., PricewaterhouseCoopers, KPMG, Deloitte & Touche or Ernst & Young) or any other accounting firm acceptable to the Majority Preferred Holders, and a management report including a comparison of the financial results of such fiscal year with the corresponding annual budget, all prepared in English and in accordance with the Accounting Standards consistently applied throughout the period;

(b)                                 within forty-five (45) days of the end of each of the first three fiscal quarters, a consolidated unaudited income statement and statement of cash flows for such quarter and a consolidated balance sheet for the Group Companies as of the end of such quarter, and a comparison of the financial results of such quarter with the corresponding quarterly budget, all prepared in English and in accordance with the Accounting Standards consistently applied throughout the period (except for customary year-end adjustments and except for the absence of notes), and certified by the chief executive officer or chief financial officer of the Company;

(c)                                  within thirty (30) days of the end of each month, a consolidated unaudited income statement and statement of cash flows for such month and a consolidated balance sheet for the Group Companies as of the end of such month, and a comparison of the financial results of such month with the corresponding monthly budget, all prepared in English and in accordance with the Accounting Standards consistently applied throughout the period (except for customary year-end adjustments and except for the absence of notes), and certified by the chief executive officer or chief financial officer of the Company;

(d)                                 an annual budget and business plan within thirty (30) days prior to the beginning of each fiscal year, setting forth: the projected balance sheets, income statements and statements of cash flows for each month during such fiscal year of each Group Company; projected detailed budgets for each such month; any dividend or distribution projected to be declared or paid; any projected incurrence, assumption or refinancing of Indebtedness; and other material matters relating to the operation, development and business of the Group Companies;

(e)                                  copies of all documents or other information sent to all other Shareholders and any reports publicly filed by any Group Company with any relevant securities exchange, regulatory authority or governmental agency, no later than five (5) days after such documents or information are filed by the Company;

(f)                                   as soon as practicable, any other information relating to the financial condition and Business of the Group Companies reasonably requested by any such Information Rights Holder (including monthly or other periodic operating metrics); provided, however, that the Company shall not be obligated under this Section 8.1(f) to provide information (i) that the Board reasonably determines in good faith to be a trade secret or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Group Companies and their counsel.

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Notwithstanding anything else in this Section 8.1 to the contrary, the Company may cease providing the information set forth in this Section 8.1 during the period starting with the date sixty (60) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the Commission rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 8.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

8.2                          Inspection Rights. The Group Companies and the Didi Principals covenant and agree that each Information Rights Holder shall have the right, at its own expenses, to reasonably inspect facilities, properties, records and books of each Group Company at any time during regular working hours on reasonable prior notice to such Group Company and the right to discuss the business, operation and conditions of a Group Company with any Group Company’s directors, officers, employees, accountants, legal counsels and investment bankers; provided, however, that the Group Companies shall not be obligated under this Section 8.2 to provide access to any information (i) that the Board reasonably determines in good faith to be a trade secret or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Group Companies and their counsel.

9.                                      Election of Directors.

9.1                          Board of Directors.

(a)                                 Subject to  Section 9.1(c), the Company shall have, and the Parties agree to cause the Company to have, a Board consisting of up to eight (8) authorized Directors with voting right and one (1) Non-Voting Director. The composition of eight (8) authorized Directors with voting right is determined as follows:

(i)                                     For so long as he acts as a member of the senior management of the Company, CHENG Wei shall be one (1) voting Director on the Board, and shall be the chairman of the Board who shall have a casting vote (without prejudice to Section 10.2).

(ii)                                  For so long as she acts as a member of the senior management of the Company, LIU Qing shall be one (1) voting Director on the Board.

(iii)                               The holders of the Ordinary Shares who are or whose Beneficial Owners are members of the senior management of any Group Company, voting as a separate class, shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) voting Director on the Board (together with CHENG Wei and LIU Qing as Directors, each a “Management Director”), who shall be ZHU Jingshi (Stephen) as of the date of Closing.

(iv)                              Each of the Strategic Investors shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) voting Director on the Board (each a “Strategic Investor Director”), who shall be Martin LAU Chi Ping and ZHANG Yong as of the date of Closing.

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(v)                                 Each of (A) the holders of seventy percent (70%) of the voting power of the outstanding Series A-1 through Series A-18 Preferred Shares (other than any such Shares held by Tencent, Alibaba, Ant Financial or Apple), voting as a separate class and on an as-converted basis, (B) Apple and (C) the largest holder of the outstanding Series B-2 Preferred Shares as of the date of Closing, shall be exclusively entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) voting Director on the Board (each a “Preferred Investor Director”). The initial Preferred Investor Directors appointed in accordance with Section 9.1(a)(v)(A) and (B) shall be Joey Zhiyi Chen and Adrian Perica, respectively.

(b)                                      Unless otherwise agreed by the Majority Preferred Holders, each Group Company shall, and the Parties shall cause each such Group Company to, (i) have a board of directors or similar governing body (a “Subsidiary Board”), (ii) the authorized size of each Subsidiary Board at all times be the same authorized size as the Board, and (iii) the composition of each Subsidiary Board to at all times consist of the same persons as directors as those then on the Board.

(c)                                       The rights of each Strategic Investor under Section 9.1(a) above shall terminate in the event that such Strategic Investor directly or indirectly sells, assigns, transfers, pledges, hypothecates, or otherwise encumbers or disposes of a number of Shares which exceeds forty percent (40%) of the Shares held by such Strategic Investor on the Kuaidi Merger Effective Date (as adjusted in connection with share splits or share consolidation, reclassification or other similar event) to any Person who is not an Affiliate of such Strategic Investor, provided, however, that any such sale, assignment, transfer, pledge, hypothecation, encumbrance or disposal by Alibaba to Ant Financial (or vice versa) shall be disregarded for purposes of this Section 9.1(c). The rights of Apple under Section 9.1(a) above shall terminate in the event that Apple directly or indirectly sells, assigns, transfers, pledges, hypothecates, or otherwise encumbers or disposes of a number of Shares which exceeds forty percent (40%) of the Shares held by Apple as of May 12, 2016 (as adjusted in connection with share splits or share consolidation, reclassification or other similar event) to any Person who is not an Affiliate of Apple. The rights of the largest holder of Series B-2 Preferred Shares under Section  9.1(a)(v)(C) above shall terminate in the event that such holder in aggregate directly or indirectly sells, assigns, transfers, pledges, hypothecates, or otherwise encumbers or disposes of a number of Shares which exceeds forty percent (40%) of the Series B-2 Preferred Shares held by such holder and its Affiliates as of the date of Closing (as adjusted in connection with share splits or share consolidation, reclassification or other similar event) to any Person who is not an Affiliate; provided, however, that no lien, pledge, charge, mortgage or similar that creates a mere security interest in any Series B-2 Preferred Shares in connection with a bona fide financing transaction shall be deemed to result in the termination of any rights of the largest holder of Series B-2 Preferred Shares under this Section 9.1(c).

9.2                                    Voting Agreements.

(a)                                      With respect to each election of the Directors of the Board, each holder of voting securities of the Company shall vote at each meeting of shareholders of the Company, or in lieu of any such meeting shall give such holder’s written consent with respect to, as the case may be, all of such holder’s voting securities of the Company as may be necessary (i) to keep the authorized size of the Board at eight (8) Directors with voting right and one (1) Non-Voting Director, (ii) to cause the election or re-election as members of the Board, and during such period to continue in office, each of the individuals designated pursuant to Section 9.1, and (iii) against any nominees not designated pursuant to Section 9.1.

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(b)                                 Any Director designated pursuant to Section 9.1 may be removed from the Board, either for or without cause, only upon the vote or written consent of the Person or group of Persons then entitled to designate such Director pursuant to Section 9.1, and the Parties agree not to seek, vote for or otherwise effect the removal of any such Director without such vote or written consent. Any Person or group of Persons then entitled to designate any individual to be elected as a Director on the Board shall have the exclusive right at any time or from time to time to remove any such Director occupying such position and to fill any vacancy caused by the death, disability, retirement, resignation or removal of any Director occupying such position or any other vacancy therein, and each other Party agrees to cooperate with such Person or group of Persons in connection with the exercise of such right. Each holder of voting securities of the Company agrees to always vote such holder’s respective voting securities of the Company at a meeting of the members of the Company (and given written consents in lieu thereof) in support of the foregoing.

(c)                                  The Company agrees to take such action, and each other Party agrees to take such action, as is necessary to cause the election or appointment to each Subsidiary Board of each director designated to serve on the Board pursuant to Section 9.1. Upon a removal or replacement of such director from the Board in accordance with Section 9.2(b), the Company agrees to take such action, and each other Party agrees to take such action, as is necessary to cause the removal of such director from each Subsidiary Board.

9.3                               Board Meeting; Quorum; Interested Director.

(a)                                 Subject to the provisions of the Memorandum and Articles, the Directors may regulate their proceedings as they think fit, provided, however, that the Board meetings shall be held at least once every three (3) months unless the Board otherwise approves and that a written notice of each meeting, agenda of the business to be transacted at the meeting and all documents and materials to be circulated at or presented to the meeting shall be sent to all Directors entitled to receive notice of the meeting at least five (5) Business Days before the meeting and a copy of the minutes of the meeting shall be sent to such Persons. A meeting of the Board and each Subsidiary Board shall only proceed where there are present (whether in person or by means of a conference telephone or another equipment which allows all participants in the meeting to speak to and hear each other simultaneously) a majority of the number of the Directors in office elected in accordance with Section 9.1(a) that includes (x) any two (2) Investor Directors and (y) any two (2) Management Directors, and the Parties shall cause the foregoing to be the quorum requirements for the Board and each Subsidiary Board. If a quorum shall not be present at any meeting of the Board, the Directors present thereat may adjourn the meeting, until a quorum shall be present. A quorum, once established, shall not be broken by the withdrawal of any Director to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any Board meeting, the Directors (or their proxies) appointed by the Shareholders holding a majority of the aggregate voting power of all of the Shares represented at the meeting may adjourn the meeting from time to time, until a quorum shall be present or represented; provided that, if notice of such meeting has been duly delivered to all Directors ten (10) Business Days prior to the scheduled meeting in accordance with the notice procedures hereunder, and the quorum is not present within one hour from the time appointed for the meeting solely because of the absence of any Director, the meeting shall be adjourned to the seventh (7th) following Business Day at the same time and place (or to such other time or such other place as the Directors may determine) with notice delivered to all Directors 48 hours prior to the adjourned meeting in accordance with the notice procedures under Articles 108 through 112 of the Memorandum and Articles and, if at the adjourned meeting, the quorum is not present within one half hour from the time appointed for the meeting solely because of the absence of any Director, then the presence of such Director shall not be required at such adjourned meeting for purposes of establishing a quorum. At such adjourned meeting, any business may be transacted that might have been transacted at the meeting as originally notified.

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(b)                                 A Director (an “Interested Director”) who is in any way, whether directly or indirectly, interested in a contract or transaction or proposed contract or transaction with a Group Company shall declare the nature of his or her interest at a Board meeting. A general notice given to the Board by any Director to the effect that he or she is a member of any specified company or firm and is to be regarded as interested in any contract or transaction which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made or transaction so consummated. So long as material facts of the interest of an Interested Director in the agreement or transaction and his or her interest in or relationship to any other party to the agreement or transaction are disclosed in good faith to and are known by the other Directors, the Interested Director shall be counted towards a quorum of those present at a Board meeting on any resolution concerning a matter in which that director has a direct or indirect interest, provided that such director shall not vote on such resolution and his or her vote shall not be counted in determining whether any requisite approval over such matter has been satisfied.

9.4                               Expenses. The Company will promptly pay or reimburse each non-employee Board member and each non-employee Subsidiary Board member for all reasonable out-of-pocket expenses incurred in connection with attending board or committee meetings and otherwise performing their duties as directors and committee members.

9.5                               Alternates. Subject to applicable Law and this Agreement, each Director shall be entitled to appoint an alternate to serve at any Board meeting, and such alternate shall be permitted to attend all Board meetings and vote on behalf of the Director for whom she or he is serving as an alternate.

9.6                               Establishment of Compensation Committee and Audit Committee. Within ninety (90) days after the Closing, the Company shall establish and maintain (i) a Compensation Committee and (ii) an Audit Committee, and at least two (2) Investor Directors, as so elected by the Investor Directors, shall be members of each of the Compensation Committee and the Audit Committee and shall be required to establish a quorum for any meeting or action to be taken by such committees, provided that in the event that one Strategic Investor Director is elected to serve on any committee of the Board, then the other Strategic Investor Director shall be entitled to serve on the same committee. The Compensation Committee shall propose the terms of the Company’s share incentive plans and all grants of awards thereunder (including the Share Incentive Plans) to the Board for approval and adoption by the Board and the Shareholders and shall have the power and authority to (a) administer the Company’s share incentive plans (including the Share Incentive Plans) and to grant options thereunder, and (b) approve all management compensation levels and arrangements, and shall have such other powers and authorities as the Board shall delegate to it. The Audit Committee shall select the Auditors of the Company and approve the scope of the Company’s annual audit, and shall have such other powers and authorities as the Board shall delegate to it.

9.7                               D&O Insurance. As soon as reasonably practicable following the Closing, the Company shall, at the request of any Investor Director, purchase, and thereafter shall maintain, directors’ and officers’ insurance on commercially reasonable and customary terms approved by the Board of the Company, in relation to any person who is or was a Director or an officer of the Company, against any liability asserted against the person and incurred by the person in that capacity, except to the extent otherwise agreed by such Investor Director. The Non-Voting Series B-1 Director shall be covered by the same insurance policies as the Directors.

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9.8                               Indemnification Agreement. To the maximum extent permitted by the Law of the jurisdiction in which the Company is organized, the Company shall indemnify and hold harmless each of its Directors and shall comply with the terms of the indemnification agreements entered into by the Company and its Directors (each an “Indemnification Agreement” and collectively, the “Indemnification Agreements”), and at the request of any Director who is not a party to an Indemnification Agreement, shall enter into an indemnification agreement with such director in similar form to the Indemnification Agreements.

9.9                               Non-Voting Director. The Non-Voting Director shall be designated by such Shareholder as agreed in writing by the Company. In the event a Shareholder is entitled to designate, appoint, remove, replace and reappoint at any time or from time to time one (1) non-voting director without voting right (a “Non-Voting Director”), the rights and term of such Non-Voting Director shall be subject to any agreement entered into between the Company and such Shareholder with respect to the Non-Voting Director.

10.                               Protective Provisions.

10.1 Acts of the Group Companies Requiring Approval of the Supermajority Preferred Holders and the Didi Principal Holding Company. Notwithstanding anything else to the contrary contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless approved in writing by (i) the Supermajority Preferred Holders and (ii) the Didi Principal Holding Company:

(a)                                 subject to any applicable restriction in the Memorandum and Articles, any adverse amendment or change of the rights, preferences, privileges, powers, limitations or restrictions of or concerning, or the limitations or restrictions provided for the benefit of any Preferred Shares in issue; notwithstanding the foregoing and for the avoidance of doubt, any such amendment or change in regard to the variation of rights attached to one or more specific classes or series shall require the consent in writing of the holders of at least two-thirds (2/3) of the issued and outstanding shares of such classes or series and shall not be subject to the approval requirements under this subsection (a);

(b)                                 any action that authorizes, creates or issues (A) any class or series of Equity Securities having rights, preferences, privileges, powers, limitations or restrictions superior to or on a parity with the Preferred Shares in issue, whether as to liquidation, conversion, dividend, voting, redemption, or otherwise, or any Equity Securities convertible into, exchangeable for, or exercisable into any Equity Securities having rights, preferences, privileges, powers, limitations or restrictions superior to or on a parity with Preferred Shares in issue, whether as to liquidation, conversion, dividend, voting, redemption or otherwise, or (B) any other Equity Securities of any Group Company, except for (i) the Conversion Shares, (ii) the issuances of any Equity Securities in accordance with the terms of the Series A-11 Warrant upon the exercise thereof or pursuant to the Share Incentive Plans, and (iii) the issuances of Series A-18 Preferred Shares up to the number authorized under the Memorandum and Articles;

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(c)                                  any action that reclassifies any outstanding shares into shares having rights, preferences, privileges, powers, limitations or restrictions senior to or on a parity with any Preferred Shares in issue, whether as to liquidation, conversion, dividend, voting, redemption or otherwise;

(d)                                 any purchase, repurchase, redemption or retirements of any Equity Security of any Group Company other than (i) Exempted Distributions (as defined in the Memorandum and Articles), (ii) any purchase, repurchase, redemption or retirements of any Equity Securities of any Group Company held by an employee of any Group Company provided that such purchase, repurchase, redemption or retirements shall have been approved by the Board, (iii) the repurchase of Equity Securities of the Company authorized concurrently with the authorization of issuance of Series A-18 Preferred Shares, (iv) the repurchase of Equity Securities of the Company pursuant to the terms of the share purchase agreement dated April 17, 2017, by and among Softbank, the Company and certain other parties named therein, and (v) any redemption pursuant to Article 8.5 of the Memorandum and Articles;

(e)                                  any amendment or modification to or waiver under any of the Charter Documents of any Group Company, other than amendments to resolve any conflict or inconsistency with this Agreement in accordance with the terms of this Agreement;

(f)                                   any declaration, set aside or payment of a dividend or other distribution by any Group Company, or the adoption of, or any change to, the dividend policy of any Group Company;

(g)                                  (i) the merger, amalgamation or consolidation of the Company or any Group Company with any Person, or (ii) the purchase or other acquisition by any Group Company (whether individually or in combination with the Company or any other Group Company) of all or substantially all of the assets, equity or business of another Person, which in either case of (i) or (ii), involves consideration or contract value in excess of US$25,000,000 in a single transaction;

(h)                                 any sale, transfer, lease, or other disposal of, or the incurrence of any Lien on, any substantial assets of any Group Company, which is a Deemed Liquidation Event as defined in the Memorandum and Articles;

(i)                                     any sale, transfer, grant of an exclusive license, or other disposal of, or the incurrence of any Lien on, the intellectual property of any Group Company that are outside the ordinary course of business;

(j)                                    the commencement of or consent to any proceeding seeking (i) to adjudicate it as bankrupt or insolvent, (ii) liquidation, winding up, dissolution, reorganization, or arrangement of any of the Group Companies under any Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (iii) the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property;

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(k)                                 any change of the size or composition of the board of directors of any Group Company;

(l)                                     any increase or decrease in the authorized number of Preferred Shares or Ordinary Shares or any series thereof (except pursuant to any conversion of such Preferred Shares in accordance with Article 8.3 of the Memorandum and Articles);

(m)                             any liquidation, dissolution or winding up of any Group Company, including without limitation any Deemed Liquidation Event or any Share Sale;

(n)                                 any issuance of Equity Securities by a Subsidiary or a controlled Affiliate of any Group Company, except as contemplated in the Transaction Documents;

(o)                                 any change in the equity ownership of the Didi Domestic Company or Kuaidi Domestic Company or any amendment or modification to or waiver of any terms of the Control Documents, except (i) as contemplated in the Transaction Documents, or (ii) to the extent necessary to enable a Key Employee to comply with SAFE registration or reporting requirements under the SAFE Rules and Regulations in connection with his or her exercise of options awards, provided that such Key Employee shall, concurrently with such change, amendment, modification or waiver, as applicable, execute and deliver all necessary Control Documents to maintain the Captive Structure; or

(p)                                 any action by a Group Company (if applicable) to authorize, approve or enter into any agreement or obligation with respect to any of the actions listed above.

Notwithstanding anything to the contrary contained in this provision, where any act listed above requires the approval of the Shareholders of the Company in accordance with the Cayman Islands Companies Law, and if the Shareholders vote in favor of such act but the holders of Shares who are entitled to the right of additional prior consent have delivered a written notice of disapproval to the Company pursuant thereto, then such disapproving Shareholders who are entitled to the additional approval votes shall, in such vote, have such number of votes as equal to the aggregate number of votes of the Shareholders who voted in favor of such act plus one.

The rights of the Didi Principal Holding Company under Section 10.1 above shall terminate in the event that (i) Mr. CHENG Wei ceases to Control the Didi Principal Holding Company or (ii) the Didi Principal Holding Company sells, assigns, transfers, pledges, hypothecates, or otherwise encumbers or disposes of an aggregate number of Shares which exceeds fifty percent (50%) of the Shares held by the Didi Principal Holding Company on the Kuaidi Merger Effective Date to any Person who is not an Affiliate of Mr. CHENG Wei or the Didi Principal Holding Company.

10.2 Acts of the Group Companies Requiring Board Approval. Regardless of anything else contained herein or in the Charter Documents of any Group Company, no Group Company shall take, permit to occur, approve, authorize, or agree or commit to do any of the following, whether in a single transaction or a series of related transactions, whether directly or indirectly, and whether or not by amendment, merger, consolidation, scheme of arrangement, amalgamation, or otherwise, unless approved by the Board (which approval includes (x) the affirmative votes by the majority of the Directors in office and (y) solely with respect to subsection (c) below, the affirmative votes of (A) Mr. CHENG Wei for as long as Mr. CHENG Wei serves as a Director and the CEO of the Company and (B) Ms. LIU Qing for as long as Ms. LIU Qing serves as a Director and the President of the Company):

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(a)                                 making any capital commitments or expenditures in excess of US$25,000,000 with respect to any single transaction, other than any capital commitments or expenditures expressly set out in the annual budget or business plan of any Group Company;

(b)                                 providing any loans or any guarantee for the benefit of any Person in any form, except for any loan or guarantee for the benefit of an employee of the Group Company provided that the aggregate outstanding amount of such loans or guarantee shall not exceed US$25,000,000;

(c)                                  hiring or terminating any officers or member of the senior management of any Group Company or financial controller of any Group Company; appointment, removal, and approval of the remuneration package of any member of the senior management of any Group Company, including the chief executive officer, the chief operating officer, the chief financial officer, the financial controller and any other management member at or above the level of vice president or comparable position;

(d)                                 the approval of, or any material deviation from or material amendment of, the annual budget or business plan of any Group Company;

(e)                                  entering into any joint venture or material alliance with any Person which requires a capital contribution or commitment in excess of US$25,000,000;

(f)                                   any transaction (including but not limited to the termination, extension, continuation after expiry, renewal, amendment, variation or waiver of any term under agreement with respect to any transaction or series of transactions) between a Group Company and any Related Party thereof outside the ordinary course of business, including the compensation of or any loans to the Didi Principals, officers and directors of the Company or its Affiliates;

(g)                                  subject to Section 11.7(a), the adoption, amendment or termination of, or change in the share reserve under, any of the Share Incentive Plans or any other equity incentive, purchase or participation plan for the benefit of any employees, officers, directors, contractors, advisors or consultants of any of the Group Companies; the determination of the exercise price for any share options or other equity incentives;

(h)                                 the appointment or removal of the Auditors or the auditors for any other Group Company, or any material change in accounting policies and procedures or internal controls or authorization policies, the making of any significant tax or accounting election or the change of the term of the fiscal year for any Group Company;

(i)                                     subject to any applicable restriction in the Memorandum and Articles, any initial public offering of any Equity Securities of any Group Company; determination of the listing venue, timing, valuation and other terms of the initial public offering;

(j)                                    any material change to the business scope or nature of the business of any Group Company;

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(k)                                 any investment in, or divestiture or sale or pledge or mortgage by any Group Company of its interest in, a Subsidiary, in each case for an amount in excess of US$25,000,000; or

(l)                                     any action by a Group Company (if applicable) to authorize, approve or enter into any agreement or obligation with respect to any of the actions listed above.

10.3 Certain Removals. Notwithstanding anything to the contrary herein, the removal of Mr. CHENG Wei from his position as CEO of the Company and any other Group Companies of which he serves as any officer shall require the approval of all of the Investor Directors and such removal shall be based solely on the following grounds: (i) such officer has been convicted of, or pleads guilty to, any felony under applicable laws or any act of embezzlement, fraud, bribery or similar offense; or (ii) a court of competent jurisdiction, in a judgment that has become final and that is no longer subject to appeal or review, determines that any intentional misconduct of such officer has materially and adversely affected the interests of the Shareholders, or the business or reputation of the Company, or that such officer has breached in any material respect his non-competition agreement; provided, however, in the case of (ii) above, if the matters have not been determined by a final judgment, the Board may resolve (which resolutions shall require the approval of all of the Investor Directors) to temporarily suspend Mr. CHENG Wei’s duty as CEO of the Company and any other Group Companies of which he serve as an officer until such matters are finally adjudicated.

10.4 Exceptions for Management Liquidity Agreement. Notwithstanding anything to the contrary herein, no additional Board, Shareholder or other consents, authorizations or approvals shall be required hereunder for any of the actions or matters provided in the Management Liquidity Agreement. If any additional consents, authorizations or approvals are required under the Memorandum and Articles, applicable provisions of the Laws of the Cayman Islands or otherwise to permit or authorize the taking of any of the actions or matters provided in the Management Liquidity Agreement, the Shareholders hereby agree to take all such necessary actions to provide or obtain such necessary consents, authorizations and approvals.

10.5 Additional Issuance of Equity Securities to non-PRC Person. Without limiting Section 11.15 or any restrictions under Section 10.1 or Section 10.2, no Group Company shall approve, authorize, or agree or commit to issue (i) any Series B-1 Preferred Shares, other than to the former shareholders of Uber China pursuant to the terms of the Uber Merger Agreement or (ii) any Equity Securities with Effective Per Share Voting Power greater than the Effective Per Share Voting Power attached to the Series B-1 Preferred Shares to any non-PRC Person that engages in any business of providing or facilitating ride-sharing, taxi or designated driver services through any online or mobile application platform which connects drivers of vehicles and vehicle passengers, substantially as such business is conducted as of the date hereof by UTI, Uber China and the Company, in China. For these purposes, a non-PRC person shall be (i) any Person which is organized, incorporated or headquartered outside of the PRC and not controlled by one or more citizens of the PRC or (ii) a natural person who is not a citizen of the PRC.

11.                               Additional Covenants.

11.1 Business of the Group Companies. Except for holding the interest in its Subsidiaries, the Company shall not engage in any business or operations without the consent of the Majority Preferred Holders. The business of each other Group Company shall be restricted to the Business, except with the approval of the Board and any required approvals under Section 10.

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11.2 SAFE Registration. If any holder or Beneficial Owner of Equity Securities of a Group Company (other than the Investors) (each, a “Security Holder”) is a “Domestic Resident” as defined in Circular 37 and is subject to the SAFE registration or reporting requirements under applicable SAFE Rules and Regulations, the Parties (other than the Investors) shall use their commercially reasonable efforts to promptly obtain a Power of Attorney in the form attached hereto as Exhibit A from such Security Holder, and shall use their commercially reasonable efforts to cause the designated representative under such Power of Attorney to promptly take such actions and execute such instruments on behalf of such Security Holder as to comply with the applicable SAFE registration or reporting requirements under SAFE Rules and Regulations, and in the event such Security Holder fails to comply with the applicable SAFE registration or reporting requirements under SAFE Rules and Regulations, the Parties (other than the Investors) shall use their commercially reasonable efforts to promptly cause such Security Holder to cease to be a holder or Beneficial Owner of any Equity Security of the Company.

11.3 Control Documents.

(a)                                 Each of the Didi Principals, the Didi Principal Holding Company, the Didi Group Companies, the Series A-7 Preferred Holder, and the Didi Investors that have designated a shareholder of the Didi Domestic Company shall ensure and cause each nominee designated by it to ensure that (a) each party to the relevant Didi Control Documents fully perform its/his/her respective obligations thereunder, and carry out the terms and the intent of the Didi Control Documents, and (b) each such nominee shall act for the benefit of the Group Companies pursuant to the Captive Structure.

(b)                                 Each of the Kuaidi Group Companies and the Kuaidi Investors that have designated a shareholder of the Kuaidi Domestic Company shall ensure that each party to the relevant Kuaidi Control Documents fully perform its/his/her respective obligations thereunder and carry out the terms and the intent of such control documents.

(c)                                  Any termination, or material modification or waiver of, or material amendment to any Control Documents shall require the written consent of the Majority Preferred Holders, except for such termination, or material modification or waiver of, or material amendment to any Control Documents that (i) will not adversely affect the rights of any Investor hereunder, (ii) will not cause the Company to lose Control over the Didi Domestic Company and the Kuaidi Domestic Company or the ability to consolidate the financial statements of the Didi Domestic Company and the Kuaidi Domestic Company, (iii) will not conflict with applicable Laws, and (iv) have been duly approved by the Shareholders and/or the Board in accordance with Section 10.1 and/or Section 10.2.

(d)                                 If any of the Control Documents becomes illegal, void or unenforceable under PRC Laws after the date hereof, the Parties shall devise a feasible alternative legal structure reasonably satisfactory to the Majority Preferred Holders, which gives effect to the intentions of the parties in each Control Document and the economic arrangement thereunder as closely as possible.

(e)                                  Mr. CHENG Wei agrees that he will remain a PRC citizen for as long as he serves as a nominee shareholder of the Didi Domestic Company.

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11.4 Covenants of Series A-1 Preferred Holders and Series A-7 Preferred Holders. Each of the Series A-1 Preferred Holders and Series A-7 Preferred Holders covenants and agrees that (a) it shall comply with the covenants set forth under this Section 11 that is applicable to him/it and will cooperate to ensure the covenants will be fully complied with and performed, and (b) he/it will sign and procure his/its Affiliates to sign any Control Documents as may be reasonably requested by the Investors, as well as any amendments thereto, and agree to take all measures necessary to ensure the implementation of the Control Documents.

11.5 Control of Subsidiaries. The Company shall institute and keep in place such arrangements as are reasonably satisfactory to all of the holders of Preferred Shares such that the Company (i) will at all times control the operations of each other Group Company, and ( )           will at all times be permitted to properly consolidate the financial results for each other Group Company in the consolidated financial statements for the Company prepared under the Accounting Standards, provided, however, if any change to the arrangement (i) will not adversely affect the rights of any Investor hereunder whose satisfaction to the change of the arrangement is not fulfilled, (ii) will not cause the Company to lose Control over the Didi Domestic Company and the Kuaidi Domestic Company or the ability to consolidate the financial statements of the Didi Domestic Company and the Kuaidi Domestic Company, and (iii) have been duly approved by the Shareholders or/and the Board in accordance with Sections 10.1 or/and 10.2, then the Company shall institute and keep in place such arrangements as are reasonably satisfactory to the Majority Preferred Holders.

11.6 Compliance with Laws; Registrations.

(a)                                 The Group Companies shall, and each Didi Principal and the Didi Principal Holding Company shall cause the Group Companies to, conduct their respective business in compliance in all material respects with all applicable Laws, including but not limited to Laws regarding foreign investments, corporate registration and filing, import and export, customs administration, foreign exchange, telecommunication and e-commerce, intellectual property rights, labor and social welfare, and taxation, and obtain, make and maintain in effect, all Consents from the relevant Governmental Authority required in respect of the establishment and operations of each Group Company as now conducted in accordance with applicable Laws. Without limiting the generality of the foregoing, none of the Group Companies shall, and the Parties (other than the Investors) shall cause each Group Company not to, and the Parties shall ensure that its and their respective Affiliates and its respective officers, directors, and representatives shall not, directly or indirectly, (a) offer or give anything of value to any Public Official with the intent of obtaining any improper advantage, affecting or influencing any act or decision of any such Person, assisting any Group Company in obtaining or retaining business for, or with, or directing business to, any Person, or constituting a bribe, kickback or illegal or improper payment to assist any Group Company in obtaining or retaining business, (b) take any other action, in each case, in violation of the Foreign Corrupt Practices Act of the United States of America, as amended (as if it were a US Person), or any other applicable similar anti-corruption, recordkeeping and internal controls Laws, or (c) establish or maintain any fund or assets in which any Group Company has proprietary rights that have not been recorded in the books and records of such Group Company.

(b)                                 Without limiting the generality of the foregoing, each Didi Principal, the Didi Principal Holding Company, and each Group Company shall ensure that all filings and registrations with the PRC Governmental Authorities so required by them shall be duly completed in accordance and shall at all times be in compliance with the relevant rules and regulations, including without limitation any such filings and registrations with the Ministry of Commerce, the Ministry of Information Industry, the State Administration of Industry and Commerce, the State Administration for Foreign Exchange, tax bureau, customs authorities, product registration authorities, and the local counterpart of each of the aforementioned governmental authorities, in each case, as applicable.

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11.7 Stock Option Plan.

(a)                                 As of the date of Closing, 138,896,437 Ordinary Shares are reserved under the Company’s Share Incentive Plans for issuance to officers, directors, employees, consultants or service providers of the Company. Notwithstanding the above, the Board may, additionally, determine to transfer or cancel and issue as Ordinary Shares such number of Treasury Shares as the Board may deem proper to officers, directors, employees, consultants or service providers of the Company subject to terms and conditions of Share Incentive Plan.

(b)                                 The Share Incentive Plans shall provide for the obligations of the recipient of the award holding Equity Securities convertible, exchangeable or exercisable for more than one percent (1%) of the Company’s Ordinary Shares (other than, in any case, the Investors) to sign an instrument of accession to join the Right of First Refusal and Co-Sale Agreement as a party, and the Company’s right to repurchase any and all unvested shares, options or other securities or awards granted thereunder at a price equivalent to the actual cost under certain circumstances. As a condition to the issuance of any shares issued under the Share Incentive Plans or the exercise, conversion or exchange of any Equity Security issued under the Share Incentive Plans, the grantee of the Equity Securities convertible, exchangeable or exercisable for more than one percent (1%) of the Company’s Ordinary Shares (other than, in any case, the Investors) shall be required to enter into the Right of First Refusal and Co-Sale Agreement as a Didi Principal (as defined in the Right of First Refusal and Co-Sale Agreement) or an agreement substantially similar thereto, unless otherwise agreed by the Majority Preferred Holders. Any attempt to exercise any option or other security granted or issued under the Share Incentive Plans in contravention of this paragraph shall be null, void and without effect.

(c)                                  As soon as practicable after the date hereof, the Company shall, and shall cause each Group Company to, obtain and maintain in effect all authorizations, consents, orders and approvals of all Governmental Authorities that may be or become necessary to effectuate the Share Incentive Plans in China in accordance with PRC Law; provided that the Company shall not grant any awards pursuant to the Share Incentive Plans to any grantee in China if any authorization, consent, order or approval of any Governmental Authority that is necessary to effectuate the Share Incentive Plans in China in accordance with PRC Law has not been obtained.

11.8 Insurance. If requested by the Majority Preferred Holders, the Group Companies shall promptly purchase and maintain in effect, worker’s injury compensation insurance, and other insurance, in any case with respect to the Group’s properties, employees, products, operations, and/or business, each in the amounts not less than that are customarily obtained by companies of similar size, in a similar line of business, and with operations in China. At the discretion of the Investors, the Company shall purchase, and thereafter maintain keyman insurance with respect to the senior management of any Group Company, including the chief executive officer, the chief operating officer, the chief financial officer, the financial controller and any other management member at or above the level of vice president or comparable position on commercially reasonable and customary terms approved by the Board.

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11.9 Intellectual Property Protection. Except with the written consent of the Majority Investor Directors, the Group Companies shall take all reasonable steps to protect their respective material Intellectual Property rights, including without limitation, registering their material respective trademarks, brand names, domain names and copyrights, and shall require each Key Employee of each Group Company to enter into a confidential information and intellectual property assignment agreement and a non-competition and non-solicitation agreement requiring such persons to protect and keep confidential such Group Company’s confidential information, intellectual property and trade secrets, prohibiting such persons from competing with such Group Company for a reasonable time after their termination of employment with any Group Company, and requiring such persons to assign all ownership rights in their work product to the relevant Group Company.

11.10 Internal Control System. The Group Companies shall maintain their books and records in accordance with sound business practices and implement and maintain an adequate system of procedures and controls with respect to finance, management, and accounting that meets national standards of good practice and is reasonably satisfactory to the Board (including the affirmative vote of the Majority Investor Directors) to provide reasonable assurance that (i) transactions by it are executed in accordance with management’s general or specific authorization, (ii) transactions by it are recorded as necessary to permit preparation of financial statements in conformity with the Accounting Standards and to maintain asset accountability, (iii) access to assets of it is permitted only in accordance with management’s general or specific authorization, (iv) the recorded inventory of assets is compared with the existing tangible assets at reasonable intervals and appropriate action is taken with respect to any material differences, (v) segregating duties for cash deposits, cash reconciliation, cash payment, proper approval is established, (vi) no personal assets or bank accounts of the employees, directors, officers are mingled with the corporate assets or corporate bank account, and no Group Company uses any personal bank accounts of any employees, directors, officers thereof during the operation of the business, (vii) all receipts and cash income of a Group Company are deposited in such bank accounts with such banks as may be approved by the Board, and (viii) each Group Company’s bank accounts are operated in accordance with control procedures established by the Board and that the funds in such bank accounts are used solely for the purposes of Group Company’s business and may only be withdrawn by authorized signatories approved by the Board, including joint signatures of (1) CHENG Wei and (2) the chief financial officer or the chief operating officer of the Company for any single withdrawal over RMB10,000,000.

11.11 No Avoidance; Voting Trust. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, and the Company will at all times in good faith assist and take action as appropriate in the carrying out of all of the provisions of this Agreement. Except as otherwise contemplated under the Transaction Documents, each holder of Shares agrees that it shall not enter into any other agreements or arrangements of any kind with respect to the voting of any Shares or deposit any Shares in a voting trust or other similar arrangement.

11.12 United States Tax Matters.

(a)                                      None of the Group Companies will take any action inconsistent with its treatment of the Company as a corporation for US federal income tax purposes or elect to be treated as an entity other than a corporation for US federal income tax purposes.

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(b)                                      The Company shall use, and shall cause each of its Subsidiaries to use, its commercially reasonable efforts to arrange its management and business activities in such a way that the Company and each of its Subsidiaries are not treated as residents for tax purposes, or is otherwise subject to income tax in, a jurisdiction other than the jurisdiction in which they have been organized.

(c)                                       The Company shall use its commercially reasonable efforts to avoid future status of the Company or any of its Subsidiaries as a PFIC. Within forty-five (45) days from the end of each taxable year of the Company, the Company shall determine, in consultation with a reputable accounting firm, whether the Company or any of its Subsidiaries was a PFIC in such taxable year (including whether any exception to PFIC status may apply). If the Company determines that the Company or any of its Subsidiaries was a PFIC in such taxable year (or if a Governmental Authority or an Investor informs the Company that it has so determined), it shall, within sixty (60) days from the end of such taxable year, provide the following information to each holder of Preferred Shares that is a United States Person (“Direct US Investor”) and each United States Person that holds either direct or indirect interest in a holder of Preferred Shares (“Indirect US Investor”) (hereinafter, collectively referred to as a “PFIC Shareholder”): (i) all information reasonably available to the Company to permit such PFIC Shareholder to (a) accurately prepare its US tax returns and comply with any other reporting requirements, if any, arising from its investment in the Company and relating to the Company or any of its Subsidiaries’ classification as a PFIC and (b) make any election (including, without limitation, a “qualified electing fund” election under Section 1295 of the Code), or a “protective statement” under Treasury Regulations Section 1.1295-3, with respect to the Company (or any of its Subsidiaries); and (ii) a completed “PFIC Annual Information Statement” as described under Treasury Regulations Section 1.1295-1(g). The Company shall be required to provide the information described above to an Indirect US Investor only if the relevant holder of Preferred Share requests in writing that the Company provide such information to such Indirect US Investor.

(d)                                      Each Didi Principal represents that such Person is not a United States Person and such Person is not owned, wholly or in part, directly or indirectly, by any United States Person. Each Didi Principal shall provide prompt written notice to the Company of any subsequent change in its United States Person status. The Company shall use its commercially reasonable efforts to avoid future status of the Company or any of its Subsidiaries as a CFC. Upon written request of a holder of Preferred Shares from time to time, the Company will promptly provide in writing such information concerning its shareholders and the direct and indirect interest holders in each shareholder sufficient for such holder of Preferred Shares to determine whether the Company is a CFC. In the event that the Company does not have in its possession all the information necessary for the holder of Preferred Shares to make such determination, the Company shall promptly procure such information from its shareholders. The Company shall, upon written request of a holder of Preferred Shares, furnish on a timely basis all information requested by such holder to satisfy its (or any Indirect US Investor’s) US federal income tax return filing requirements, if any, arising from its investment in the Company and relating to the Company or any of its Subsidiaries’ classification as a CFC. The Company and each of its Subsidiaries shall use their commercially reasonable efforts to avoid generating, for any taxable year in which the Company or any of its Subsidiaries is a CFC, income that would be includible in the income of such holder of Preferred Shares (or any Indirect US Investor) pursuant to Section 951 of the Code.

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(e)                                       The Company shall comply and shall cause each of its Subsidiaries to comply with all record-keeping, reporting, and other requirements that a holder of Preferred Shares informs the Company are necessary to enable such holder or its direct or indirect owners to comply with any applicable US tax rules. The Company shall also provide each holder of Preferred Shares with any information reasonably requested by such holder of Preferred Shares to enable such holder or its direct or indirect owners to comply with any applicable US tax rules.

(f)                                        The cost incurred by the Company in providing the information that it is required to provide, or is required to cause to be provided, and the cost incurred by the Company in taking the action, or causing the action to be taken, as described in this Section 11.12  shall be borne by the Company.

11.13 Confidentiality.

(a)                                 The terms and conditions of this Agreement, the Memorandum and Articles and the Right of First Refusal and Co-Sale Agreement, and the agreements and documents in connection with the Company’s issuances of Equity Securities and otherwise in connection with the Company’s financing, and all exhibits and schedules attached to such agreements and documents, including their existence, and the identity of each party (collectively, “Financing Documents”), and any information received by any Shareholder pursuant to Section 8 or any other information concerning or relating to the business or financial affairs of the Company to which such Shareholder has been or shall become privy by reason of the Financing Documents, discussions or negotiations relating to the Financing Documents, and the performance of its obligations under the Financing Documents (collectively, the “Confidential Information”) shall be considered confidential information and shall not be disclosed by any of the Parties to any other Person except that (i) each Party, as appropriate, may disclose any of the Confidential Information to its current or bona fide prospective investors, prospective permitted transferees, employees, investment bankers, lenders, accountants and attorneys, in each case only where such Persons are under appropriate nondisclosure obligations; (ii) each Investor may disclose any of the Confidential Information to its fund manager, the employees thereof and its Affiliates (and, in the case of Alibaba or Ant Financial, to Ant Financial (in the case of Alibaba) or Alibaba (in the case of Ant Financial)) so long as such Persons are under appropriate nondisclosure obligations; and (iii) if any Party is requested or becomes legally compelled (including without limitation, pursuant to securities Laws) to disclose the existence or content of any of the Confidential Information in contravention of the provisions of this Section, such Party shall, to the extent practicable and subject to applicable laws, promptly provide the other Parties with prior written notice of that fact so that such other Parties may seek a protective order, confidential treatment or other appropriate remedy and in any event shall furnish only that portion of the information that is legally required and shall exercise reasonable efforts to obtain reliable assurance that confidential treatment will be accorded such information.

(b)                                 The provisions of this Section shall terminate and supersede the provisions relating to the disclosure by any Party hereto of Confidential Information (as defined above) of any separate nondisclosure agreement executed by any of the Parties with respect to the transactions contemplated hereby, including without limitation, any term sheet, letter of intent, memorandum of understanding or other similar agreement entered into by the Company and the Investors in respect of the transactions contemplated hereby; provided that this Section shall not terminate or supersede any confidentiality obligations or agreements which are contained in any other Transaction Document or any such obligations or agreements to the extent they relate to information other than Confidential Information, as defined above.

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(c)                                  Except as required by Law or by any Governmental Authority or otherwise agreed in writing by all the Parties and subject to the terms of any other Transaction Document, no public release or public announcement concerning the Confidential Information shall be made by any Party.

11.14 Option to Purchase the Didi Domestic Company and the Kuaidi Domestic Company. The Parties hereby acknowledge and agree that, as part of the consideration for the Investors’ investment in the Company and other valuable consideration, the Company has the option, exercisable by the Company or any then Subsidiary thereof at any time (provided that such purchase by the Company or such subsidiary is permitted under the then applicable Laws of China), to purchase or transfer to an Affiliate of the Company the entire equity interest of the Didi Domestic Company and the Kuaidi Domestic Company from the shareholders of Didi Domestic Company and the Kuaidi Domestic Company at the lowest amount permitted under the Laws of China then applicable. The Parties further agree that transfer of equity interest in the Didi Domestic Company and the Kuaidi Domestic Company cannot be made without the prior written consent of the Majority Preferred Holders.

11.15 Dual-class Share Structure. The Parties hereby agree that the Company shall adopt a dual class ordinary share structure immediately prior to the completion of the Qualified IPO such that the Ordinary Shares will consist of Class A ordinary shares and Class B ordinary shares, with holders of Class A ordinary shares being entitled to one vote per share in respect of matters requiring the votes of shareholders while holders of Class B ordinary shares being entitled to one hundred (100) votes per share. The Parties agree that the Didi Principal Holding Company shall hold Class B ordinary shares and all other shareholders shall hold Class A ordinary shares. Each of the Parties agrees and undertakes to take all necessary actions, including by means of voting at each meeting of shareholders of the Company or in lieu of any such meeting giving its written consent with respect to, as the case may be, all of its voting securities of the Company as may be necessary, to support and adopt the dual class ordinary share structure as described above in this paragraph.

11.16 Standstill.

(a)                                 (i) Each of the Strategic Investors and SoftBank hereby covenants to and agrees with the Company that, without the Company’s prior written consent, neither such Strategic Investor (or SoftBank, as applicable) nor any of its Affiliates will, directly or indirectly, until the first anniversary of the consummation of the IPO, and (ii) Uber CV hereby covenants to and agrees with the Company that, without the Company’s prior written consent, neither Uber CV nor any of its Affiliates will, directly or indirectly, if taking such action would result in Uber CV’s percentage of Beneficial Ownership in the Company on an as-converted basis exceeding its percentage of Beneficial Ownership in the Company on as as-converted, pro forma basis immediately after the closing of the Uber Merger, taking into account and assuming the consummation in full of the sale and issuance of Series A-18 Preferred Shares authorized under the Memorandum and Articles and the repurchase of Equity Securities of the Company authorized concurrently with the authorization of issuance of Series A-18 Preferred Shares (the “Uber Initial Position”):

(1)                                 in any way acquire, offer or propose to acquire or agree to acquire legal title to or Beneficial Ownership of any Equity Securities of the Company, unless the Company shall have made a prior written request to such Strategic Investor or SoftBank or Uber CV, as applicable, to submit such a proposal;

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(2)                                      make any public announcement with respect to, or submit to the Company or any of its directors, officers, representatives, trustees, employees, attorneys, advisors, agents or Affiliates, any proposal for the acquisition of any Equity Securities of the Company or with respect to any merger, consolidation, business combination, restructuring, recapitalization or purchase of any substantial portion of the assets of the Company of any of its Subsidiaries, upon consummation of which such Strategic Investor, SoftBank or Uber CV, as applicable, and its Affiliates would acquire legal title to or Beneficial Ownership of any Equity Securities of the Company, and whether or not such proposal might require the making of a public announcement by the Company, unless the Company shall have made a prior written request to such Strategic Investor, SoftBank or Uber CV, as applicable, to submit such a proposal;

(3)                                      except as permitted in this Agreement, the Memorandum and Articles or other Transaction Documents, seek or propose to influence, advise, change or control the management, the board of directors of the Company, governing instruments or policies or affairs of the Company by way of any public communication or communication with any Person other than the Company, or make, or in any way participate in, any “solicitation” of “proxies” (as such terms are defined or used in Regulation 14A under the Exchange Act) to vote any Equity Securities of the Company or become a “participant” in any “election contest” (as such terms are defined and used in Rule 14a-11 under the Exchange Act) with respect to Equity Securities of the Company; provided, however, that nothing in this clause (3) shall prevent such Strategic Investor, SoftBank or Uber CV, as applicable, or its Affiliates from (x) voting in any manner any Equity Securities of the Company over which such Strategic Investor, SoftBank or Uber CV, as applicable, or such Affiliates has Beneficial Ownership or (y) communicating privately with shareholders of the Company to the extent such communication does not constitute a “solicitation” of “proxies,” as such terms are defined or used in Regulation 14A under the Exchange Act and the number of persons with whom such Strategic Investor, SoftBank or Uber CV communicates is fewer than ten (10); or

(4)                                 make a request to amend or waive any provision of this Section 11.16(a).

(b)                                 Notwithstanding any provision contained in Section 11.16(a) above, (i) if at any time the Company issues any New Securities or a Transferor (as defined in the Right of First Refusal and Co-Sale Agreement) proposes to Transfer (as defined in the Right of First Refusal and Co-Sale Agreement) any Offered Shares (as defined in the Right of First Refusal and Co-Sale Agreement), each of the Strategic Investors and SoftBank and (subject to clause (iii) below) Uber CV shall have the right to acquire its Pro Rata Share of the New Securities (and any additional New Securities pursuant to any re-allotment and additional subscription rights) pursuant to Section 7 (including Section 7.6) or acquire its Pro Rata Share of Offered Shares (and any additional Offered Shares pursuant to any re-allotment and additional purchase rights) pursuant to Section 2.2 (including Section 2.2(iii)(d)) of the Right of First Refusal and Co-Sale Agreement; (ii) for the avoidance of doubt, nothing in Section 11.16(a) shall prohibit or restrict a Transfer of any Equity Securities of the Company between or among (A) Alibaba, Ant Financial and their respective Affiliates, (B) SoftBank and its Affiliates, (C) Tencent and its Affiliates or (D) Uber CV and its Affiliates; and (iii) notwithstanding anything to the contrary in this Section 11.16, Uber CV and its Affiliates shall be permitted to take any of the actions described in this Section 11.16, including the actions described in Section 11.16(a) and Section 11.16(b)(i), so long as taking such action does not result in its percentage of Beneficial Ownership in the Company on an as-converted basis exceeding the Uber Initial Position. The Company shall give Uber CV written notice of its percentage of Beneficial Ownership in the Company on an as-converted basis promptly following any material change in the Company’s outstanding Equity Securities or upon reasonable request by Uber CV from time to time, and Uber CV shall not be deemed to be in breach of this Section 11.16 to the extent it has relied in good faith on such notices.

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(c)                                  Notwithstanding anything to the contrary herein, (i) the Company may not, without the prior written consent of Alibaba, grant Tencent any consent or waiver in respect of any of the matters set forth in Section 11.16(a) or request Tencent to submit a proposal in respect of any of the matters set forth in Section 11.16(a)(1) or Section 11.16(a)(2); and (ii) the Company may not, without the prior written consent of Tencent, grant Alibaba, Ant Financial or SoftBank any consent or waiver in respect of any of the matters set forth in Section 11.16(a) or request Alibaba, Ant Financial or SoftBank to submit a proposal in respect of any of the matters set forth in Section 11.16(a)(1) or Section 11.16(a)(2).

(d)                                 For purposes of this Agreement, a Person shall be deemed to have “Beneficial Ownership” of any securities in respect of which such Person or any such Person’s Affiliates is considered to be a “Beneficial Owner” under Rule 13d-3 under the Exchange Act as in effect on the date hereof.

11.17 Compliance with Tax Laws.

Compliance with Tax Laws in Relation to Kuaidi Merger

(a)                                 Each Shareholder agrees that it will use commercially reasonable efforts to take necessary actions to comply with applicable PRC tax Laws in relation to the Kuaidi Merger. For purposes of this Section 11.17A, a “Shareholder”, an “Investor”, the “Shareholders” or the “Investors” shall not include any holder of Series A-16 Preferred Shares, Series A-17 Preferred Shares, Series A-18 Preferred Shares, Series B-1 Preferred Shares or Series B-2 Preferred Shares. If any Shareholder (in its sole and absolute discretion) elects to authorize the Company to appoint an experienced tax advisor on behalf of the Shareholder to assist it in determining whether any filing procedure required by applicable PRC tax Laws for indirect share transfers applies to the Kuaidi Merger, and to assist with such filing (if applicable), such Shareholder shall deliver written notice to the Company of such election within fifteen (15) calendar days after the Kuaidi Merger Effective Date. The Shareholders that elect to authorize the Company to appoint a tax advisor on their behalf (the “Filing  Shareholders”) shall, within one (1) week after serving the notice to the Company, provide a duly executed power of attorney (the “Power of Attorney”) to the Company in form and substance acceptable to the Company.

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(b)                                 The Company agrees to engage one of the “Big 4” accounting firms (namely, Deloitte Touche Tohmatsu, Ernst & Young, KPMG or PricewaterhouseCoopers and/or their respective PRC domestic affiliates) (the “Filing Agent”) to, and shall procure the Filing Agent to, (i) prepare, or cause to be prepared, a set of documents required to be submitted by the Filing Shareholders to the relevant PRC tax authority (the “Filing Documents”), and (ii) submit the Filing Documents on behalf of the Filing Shareholders collectively to the appropriate PRC tax authority at the same time. Each Filing Shareholder shall use its reasonable best efforts to timely, in any event within thirty (30) calendar days after the Kuaidi Merger Effective Date, provide to the Company and the Filing Agent the information and documents reasonably requested by the Company and the Filing Agent, and such information and documents provided by the Filing Shareholders shall be true, complete and accurate in all material respects. Before the submission of any Filing Documents on behalf of a Filing Shareholder to a PRC tax authority, the Company shall, and shall procure that the Filing Agent shall, (i) confer with such Filing Shareholder in good faith regarding the timing and venue of its proposed filing, (ii) provide a copy of its proposed Filing Documents to such Filing Shareholder and consider any reasonable comments raised by such Filing Shareholder, and (iii) obtain the written consent of such Filing Shareholder before submitting any Filing Documents on behalf of such Filing Shareholder (provided that, if the Filing Shareholder unreasonably withholds or delays such written consent (or subsequently elects to become an Independent Filing Shareholder), the Filing Shareholder shall then not be entitled to borrow any Tax Loans (as defined below) pursuant to Section 11.17(g)). The Filing Agent shall provide to each Shareholder written evidence of submitting the Filing Documents on behalf of the Filing Shareholders to the appropriate PRC tax authority within ten (10) calendar days of such submission.

(c)                                  In the event that a Shareholder (other than a Filing Shareholder) desires to make a capital gain tax filing in China relating to the Kuaidi Merger (such Shareholder, an “Independent Filing Shareholder”), such Independent Filing Shareholder shall use its commercially reasonable efforts to, before submitting Filing Documents to a PRC tax authority, (i) confer with the Company and the Filing Agent in good faith regarding the timing and venue of its proposed filing, (ii) provide a copy of its proposed Filing Documents to the Company and the Filing Agent and consider any reasonable comments raised by the Company and the Filing Agent, and (iii) coordinate with the Company and the Filing Agent so that the filings by the Independent Filing Shareholder and the Filing Shareholders will be made within a similar timeframe with the applicable PRC tax authority; provided that (A) no Independent Filing Shareholder shall be required, and the Company shall not be permitted to, provide to the Filing Agent a copy of such Independent Filing Shareholder’s Filing Documents or other information or documents provided to the Company in connection therewith without such Independent Filing Shareholder’s prior written consent (and, if required by such Independent Filing Shareholder, the execution of a mutually acceptable confidentiality agreement by the Filing Agent) and (B) nothing herein shall require, or be deemed to require, any Independent Filing Shareholder to file in any particular venue or at any particular time or to accept any comments on such Independent Filing Shareholder’s Filing Documents. The Company shall, and if disclosure to the Filing Agent is consented to in writing by an Independent Filing Shareholder, shall procure that the Filing Agent agrees to, keep the Filing Documents provided by such Independent Filing Shareholder in confidence and shall not disclose any confidential information set forth in or provided in connection with the Filing Documents without the prior written consent of such Independent Filing Shareholder. An Independent Filing Shareholder may redact any confidential information from the Filing Documents to be provided to the Company and, if disclosure to the Filing Agent is consented to in writing by an Independent Filing Shareholder, the Filing Agent, in which event such Independent Filing Shareholder shall provide a fair description of the nature of such redacted confidential information.

(d)                                 Upon the request of any Independent Filing Shareholder, the Company shall, and shall cause the Filing Agent to, at the Company’s cost, (i) coordinate with such Independent Filing Shareholder regarding the proposed submission of the Filing Documents on behalf of the Filing Shareholders and (ii) share resources, information and documents reviewed, prepared, analyzed or utilized in connection with the proposed submission of the Filing Documents on behalf of the Filing Shareholders; provided that (A) neither the Company nor the Filing Agent shall be required to provide to such Independent Filing Shareholder a copy of any Filing Shareholder’s Filing Documents or other information or documents provided to the Company or the Filing Agent in connection therewith without such Filing Shareholder’s prior written consent (and, if required by such Filing Shareholder, the execution of a mutually acceptable confidentiality agreement by such Independent Filing Shareholder) and (B) nothing herein shall require, or be deemed to require, the Company or the Filing Agent to file in any particular venue or at any particular time or to accept any comments made by such Independent Filing Shareholder with respect to the proposed submission of the Filing Documents on behalf of the Filing Shareholders.

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(e)                                  The Company shall use reasonable efforts to cause the Filing Agent to, as soon as practicable and in any event within three months after the Company receives the Power of Attorneys from all the Filing Shareholders, submit the Filing Documents to the appropriate PRC tax authority and shall, promptly after completion of the filing, deliver to each of the Filing Shareholders a copy of its Filing Documents (but shall not disclose the Filing Documents of any Filing Shareholder to any other Filing Shareholder without the disclosing Filing Shareholder’s prior written consent).

(f)                                   The Company hereby agrees and acknowledges the mutual intent and agreement of the Company and the Shareholders, and the reliance of the Shareholders in approving and entering into the Kuaidi Merger on the premise that, the Kuaidi Merger will result in the same capital gain tax treatment for or with respect to (i) the Preferred Shares received by the Didi Investors in the Kuaidi Merger and the legal and/or Beneficial Owners thereof, and the preferred shares of the Company held by the Didi Investors immediately prior to the Kuaidi Merger Effective Date and the legal and/or Beneficial Owners thereof (the “Didi  Share Group”), on the one hand, and (ii) the Shares received by the Kuaidi Investors in the Kuaidi Merger and the legal and/or Beneficial Owners thereof, and the shares of Kuaidi held by the Kuaidi Investors immediately prior to the Kuaidi Merger Effective Date and the legal and/or Beneficial Owners thereof (the “Kuaidi Share Group”), and in furtherance of the foregoing principle, the Company shall indemnify the Didi Investors or the Kuaidi Investors, as applicable, to the extent that either the Didi Share Group or the Kuaidi Share Group, as applicable, incurs or suffers a disproportionate and adverse capital gain tax treatment as a result of the Kuaidi Merger; provided that the Company’s aggregate payment obligation to the Investors pursuant to the foregoing clause shall not exceed US$50 million. The Company hereby agrees that it shall take any and all actions necessary to ensure that the Kuaidi Merger will not result in any disproportionate and adverse capital gain tax treatment for the Didi Share Group or Kuaidi Share Group, each as a group, including vigorously defending against and/or appealing any determination, ruling or assessment by any PRC tax authority that would reasonably be expected to result in a disproportionate and adverse capital gain tax treatment for or with respect to the Didi Share Group or the Kuaidi Share Group, as applicable, as a result of the Kuaidi Merger. In addition, the Company shall not, and shall ensure that the Filing Agent shall not, on behalf of the Company, any Filing Shareholder or any other Shareholder, (A) take any position with any PRC tax authority (whether as part of any Filing Documents, pursuant to separate communications with any PRC tax authority or in connection with any tax proceeding or tax claim involving any PRC tax authority), or (B) take any other action, including any restructuring, transfer or other actions on behalf of or involving any Group Company following the Kuaidi Merger Effective Date, in any case with respect to the foregoing clauses (A) and (B), that would be inconsistent with, or would reasonably be expected to prejudice, the equal capital gain tax treatment of the Didi Share Group and the Kuaidi Share Group as a result of the Kuaidi Merger, or would reasonably be expected to result in a disproportionate and adverse capital gain tax treatment for or with respect to the Didi Share Group or the Kuaidi Share Group, as applicable, as a result of the Kuaidi Merger.

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(g)                                  In the event that one or more of the Filing Shareholders are required by the relevant PRC tax authority to pay capital gain tax as a result of the Kuaidi Merger (the “Transaction Tax”), within thirty (30) days following the request of any such Filing Shareholders, the Company shall set up an interest-free loan program (the “Tax Loan Program”) pursuant to which the Company will extend unsecured, 4-year term, interest-free loans (the “Tax Loans”) to any Filing Shareholders who are required by the relevant PRC tax authority to pay the Transaction Tax. Each Tax Loan made to any Filing Shareholder shall be in an aggregate principal amount equal to the amount of Transaction Tax payable by such Filing Shareholder (evidenced by an assessment notice or payment notice issued by the relevant PRC tax authority), subject to a maximum aggregate principal amount of all such Tax Loans of US$75 million (the “Aggregate Principal Amount”). Each Filing Shareholder shall submit an application for the Tax Loans in form and substance reasonably acceptable to the Company, setting out (i) the amount of Tax Loan it intends to borrow, and (ii) its commitment to repay the Tax Loan pursuant to Section 11.17(i) below. If permitted by the relevant PRC tax authority, the Company shall disburse the Tax Loan, and the Filing Shareholder agrees that the Tax Loan shall be disbursed by the Company, directly to a bank account designated by the relevant PRC tax authority on or prior to the due date for payment of the Transaction Tax (it being agreed that the Tax Loans shall be deemed to have been disbursed to the Filing Shareholder once the Tax Loan is disbursed by the Company to such bank account). If such direct payment is not permitted by the relevant PRC tax authority, the Company shall disburse, at least five (5) Business Days prior to the due date for payment of the Transaction Tax, the Tax Loan directly to a bank account of the Filing Shareholder designated in a written notice provided by such Filing Shareholder to the Company, and upon receipt of such Tax Loan, such Filing Shareholder shall (A) utilize the proceeds of such Tax Loan to pay the Transaction Tax to the relevant PRC tax authority on or prior to the due date for payment of the Transaction Tax and (B) provide evidence of such payment to the Company. The Company agrees that the date on which any Tax Loan is disbursed is the “Disbursement Date” for such Tax Loan.

(h)                                 In the event that it is determined that the Aggregate Principal Amount is insufficient to settle the aggregate amount of all Transaction Tax payable by all of the Filing Shareholders required to pay such Transaction Tax, following such determination date, the Company shall not be required to extend a Tax Loan to any Filing Shareholder under the Tax Loan Program in a principal amount which exceeds the product of (i) the Aggregate Principal Amount and (ii) a fraction, the numerator of which is the amount of Transaction Tax payable by such Filing Shareholder and the denominator of which is the aggregate amount of Transaction Tax payable by all the Filing Shareholders.

(i)                                     Each of the Filing Shareholders agrees that it shall immediately repay or cause to be repaid its Tax Loan upon the occurrence of the earlier of (i) three (3) months after the date on which any lock-up restriction applicable to such Filing Shareholder in connection with a Qualified IPO expires, or in the absence of such lock-up restriction, nine (9) months after the date of completion of a Qualified IPO, (ii) a Disposal, (iii) the fourth anniversary of the Disbursement Date of its Tax Loan, (iv) liquidation, winding-up or bankruptcy of the Filing Shareholder, and (v) a Change of Control Event of the Filing Shareholder. For the purposes of this Section 11.17, a “Disposal” means a direct or indirect sale, assignment, transfer, pledge, hypothecation, encumbrance or disposal of all or any part of the Equity Interests held by the Filing Shareholders in the Company as at the Kuaidi Merger Effective Date, provided that the cash proceeds derived from such Disposal exceeds the principal amount of the Tax Loan. For the purposes of this Section 11.17, a “Change of Control Event” means (i) any consolidation, amalgamation, scheme of arrangement or merger of the Filing Shareholder as a result of which the Beneficial Owners of the Filing Shareholder immediately prior to such event ceasing to own less than fifty percent (50%) of the voting power of the Filing Shareholder or (ii) a sale, transfer, lease or other disposition of all or substantially all of the assets of the Filing Shareholder.

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(j)                                    This Section 11.17 shall survive termination of this Agreement until the (a) the date on which all the Tax Loans have been repaid in full by the Filing Shareholders pursuant to Section 11.17(i) and (b) solely with respect to Section 11.17(f), if later, the expiration of the applicable statute of limitations with respect to the potential imposition of any Transaction Tax on the Didi Share Group or the Kuaidi Share Group, as applicable.

11.18 Transfers or Issuances to Alibaba Competitors.

(a)                                 Notwithstanding any other provision of this Agreement or any other Transaction Document, and subject to any transfer restrictions contained in any Transaction Document, but prior to compliance with any shareholder’s right of first refusal and co-sale obligations or any other similar obligations under the Right of First Refusal and Co-Sale Agreement or otherwise, if any Shareholder (other than Alibaba) proposes to Transfer any Equity Securities of the Company or any interest therein to JD.Com or UnionPay, or any such entity’s Subsidiaries and/or Affiliates, and/or any survivors or successors of any such entity (each, an “Alibaba Specific Competitor,” and together, the “Alibaba Specific Competitors”), then Alibaba shall have the right to purchase up to the entire amount of such Equity Securities from any such Shareholder. Any such Shareholder shall give Alibaba and the Company a written notice (the “Alibaba Notice of Intent”) of such bona fide intention to make the Transfer to an Alibaba Specific Competitor, which shall include (a) a description of the Equity Securities to be transferred, (b) the identity and address of the prospective transferee, and (c) the consideration and other material terms and conditions upon which the proposed Transfer is to be made (all of which terms and conditions shall be bona fide and shall have been negotiated in good faith). The notice to Alibaba shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. Alibaba shall have an option for a period of twenty (20) Business Days following receipt of such notice to elect to purchase all or any portion of the transferred Equity Securities at the same price and subject to materially the same terms and conditions as described in such notice by notifying such Shareholder in writing before the expiration of such twenty (20)-Business Day period, and such purchase by Alibaba shall be completed with twenty-five (25) Business Days after the expiration of such 20-Business Day period.

(b)                                 If Alibaba does not elect to, or fails to, purchase all of the Equity Securities being transferred or issued, as the case may be, in accordance with Section 11.18(a), then, subject to the other rights of the Shareholders pursuant to the Transaction Documents, the Shareholder shall have a period of forty-five (45) Business Days from the end of the expiration of such 20-Business Day notice period in which the Shareholder may transfer Equity Securities to an Alibaba Specific Competitor identified in the notice upon terms and conditions (including the purchase price) no more favorable to the purchaser than those specified in the notice, so long as any such sale or issuance is effected in accordance with all applicable Laws. In the event the Shareholder does not consummate the transaction contemplated by the notice to Alibaba to the third party purchaser identified in such notice within such forty-five (45) Business Day period, or such proposed transaction is on different terms and conditions from those identified in such notice, the rights of Alibaba under this Section 11.18 shall be re-invoked and shall be applicable to each subsequent disposition of such Equity Securities by any Shareholder until such rights lapse in accordance with the terms of this Agreement.

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(c)                                  No Group Company shall take, permit to occur, approve, authorize, or agree or commit to do, and each Party shall procure each Group Company not to, and the Shareholders shall procure the Company not to, take, permit to occur, approve, authorize, or agree or commit to the issuance of any Equity Securities of the Company or any other Group Company to any Alibaba Specific Competitor unless and until approved in writing by Alibaba.

(d)                                 This Section 11.18 shall automatically terminate and be of no further effect once Alibaba ceases to be a Shareholder of the Company.

11.19 Transfers or Issuances to Tencent Competitors.

(a)                                 Notwithstanding any other provision of this Agreement or any other Transaction Document, and subject to any transfer restrictions contained in any Transaction Document, but prior to compliance with any shareholder’s right of first refusal and co-sale obligations or any other similar obligations, if any Shareholder (other than Tencent) proposes to Transfer any Equity Securities of the Company or any interest therein to Qihoo 360 or any such entity’s Subsidiaries and/or Affiliates, and/or any survivors or successors of any such entity (each, a “Tencent Specific Competitor,” and together, the “Tencent Specific  Competitors”), then Tencent shall have the right to purchase up to the entire amount of such Equity Securities from any such Shareholder. Any such Shareholder shall give Tencent and the Company a written notice (the “Tencent Notice of Intent”) of such bona fide intention to make the Transfer to a Tencent Specific Competitor, which shall include (a) a description of the Equity Securities to be transferred, (b) the identity and address of the prospective transferee, and (c) the consideration and other material terms and conditions upon which the proposed Transfer is to be made (all of which terms and conditions shall be bona fide and shall have been negotiated in good faith). The notice to Tencent shall also include a copy of any written proposal, term sheet or letter of intent or other agreement relating to the proposed Transfer. Tencent shall have an option for a period of twenty (20) Business Days following receipt of such notice to elect to purchase all or any portion of the transferred Equity Securities at the same price and subject to materially the same terms and conditions as described in such notice by notifying such Shareholder in writing before the expiration of such twenty (20)-Business Day period, and such purchase by Tencent shall be completed within twenty-five (25) Business Days after the expiration of such twenty (20)-Business Day period.

(b)                                 If Tencent does not elect to, or fails to, purchase all of the Equity Securities being transferred or issued, as the case may be, in accordance with Section 11.19(a), then, subject to the other rights of the Shareholders pursuant to the Transaction Documents, the Shareholder shall have a period of forty-five (45) Business Days from the end of the expiration of such twenty (20)-Business Day notice period in which the Shareholder may Transfer Equity Securities to a Tencent Specific Competitor identified in the notice upon terms and conditions (including the purchase price) no more favorable to the purchaser than those specified in the notice, so long as any such sale or issuance is effected in accordance with all applicable Laws. In the event the Shareholder does not consummate the transaction contemplated by the notice to Tencent to the third party purchaser identified in such notice within such forty-five (45) Business Day period, or such proposed transaction is on different terms and conditions from those identified in such notice, the rights of Tencent under this Section 11.19 shall be re-invoked and shall be applicable to each subsequent disposition of such Equity Securities by any Shareholder until such rights lapse in accordance with the terms of this Agreement.

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(c)                                  No Group Company shall take, permit to occur, approve, authorize, or agree or commit to do, and each Party shall procure each Group Company not to, and the Shareholders shall procure the Company not to, take, permit to occur, approve, authorize, or agree or commit to the issuance of any Equity Securities of the Company or any other Group Company to any Tencent Specific Competitor unless and until approved in writing by Tencent.

(d)                                 This Section 11.19 shall automatically terminate and be of no further effect once Tencent ceases to be a Shareholder of the Company.

11.20 Equal Treatment Protection of Series B-1 Preferred Shares. Notwithstanding anything to the contrary herein, the Company shall not take or permit to be taken any action (including any action by any other Group Company) (i) to make any amendment to, or waiver of observance of, any provision in this Agreement, which amendment or waiver would disproportionately and adversely affect the rights, preferences or privileges of holders of Series B-1 Preferred Shares relative to holders of other Preferred Shares, and (ii) in respect of any Deemed Liquidation Event, any other Trade Sale (as defined in the Memorandum and Articles) or any other extraordinary corporate transactions involving the Group Companies (other than those where the share capital structure of the Company remains the same as immediately prior to such extraordinary corporate transaction), in each case unless holders of Series B-1 Preferred Shares shall receive the same treatment as holders of Series A-18 Preferred Shares as if each Series B-1 Preferred Share shall have been converted into three (3) Series A-18 Preferred Shares (as such ratio may be equitably adjusted to account for any redemption, recapitalization, split or combination, conversion, exchange or readjustment or equity dividend of each such series of Preferred Shares after the date hereof) (save for any distributions made in accordance with Article 8.2(A) of the Memorandum and Articles).

12.                               Miscellaneous.

12.1 Effectiveness; Termination. This Agreement shall be effective upon the execution hereof by each of the Parties hereto (or, if not all Parties hereto have executed this Agreement, those who have done so shall (i) be bound by this Agreement and (ii) (to the extent that they do so) collectively constitute all parties necessary to duly and validly amend and restate the Prior Agreement in its entirety in accordance with the terms therein to the form of this Agreement). Any Person acquiring Preferred Shares in accordance with (and without breach or violation of) the Transaction Documents may, by way of executing and delivering a deed of adherence in the form attached hereto as Exhibit B, and thereby, without any further action by any Investor, become a party to and be deemed as an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” under this Agreement. This Agreement shall terminate (i) with respect to all Parties, upon mutual consent of the Parties or (ii) with respect to any Shareholder, upon the time it no longer holds any Shares. The provisions of Sections 7, 8, 9, 10, and 11 (except for Section 11.13 and Section 11.16) shall terminate on the consummation of the Qualified IPO. If this Agreement (or parts hereof) terminates, the Parties shall be released from their obligations under this Agreement (or parts hereof), except in respect of any obligation stated, explicitly or otherwise, to continue to exist after the termination of this Agreement (or parts hereof) (including without limitation those under Sections 2 through 6 and Section 12). If any Party breaches this Agreement before the termination of this Agreement, it shall not be released from its obligations arising from such breach or termination.

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12.2 Further Assurances. Upon the terms and subject to the conditions herein, each of the Parties agrees to use its commercially reasonable efforts to take or cause to be taken all action, to do or cause to be done, to execute such further instruments, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable under applicable Laws or otherwise to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement and the other Transaction Documents. Each Didi Principal irrevocably agrees to cause his holding company to perform and comply with all of its respective covenants and obligations under this Agreement and the other Transaction Documents.

12.3 Assignments and Transfers; No Third Party Beneficiaries. Except as otherwise provided herein, this Agreement and the rights and obligations of the Parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives, but shall not otherwise be for the benefit of any third party. The rights of any Investor hereunder (including, without limitation, registration rights) are assignable (together with the related obligations) in connection with the transfer of Equity Securities of the Company held by such Investor but only to the extent of such transfer. Without prejudicing the immediately preceding sentence, this Agreement and the rights and obligations of each other Party hereunder shall not be assigned without the prior written consent of the other Parties except as expressly provided herein; provided that any of the Investors may assign its rights or obligations hereunder to its respective Affiliates (or, in the case of Alibaba or Ant Financial, to Ant Financial (in the case of Alibaba) or to Alibaba (in the case of Ant Financial)) without the prior written consent of the other Parties. As a condition of such assignment, each successor or assignee shall agree in writing to be subject to each of the terms of this Agreement by execution of a deed of adherence in the form attached hereto as Exhibit B and shall be deemed to be a party hereto as if the signature of such successor or assignee appeared on the signature pages of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any Party other than the Parties or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

12.4 Governing Law. This Agreement shall be governed by and construed under the Laws of Hong Kong, without regard to principles of conflict of laws thereunder.

12.5 Dispute Resolution.

(a)                                 Any dispute, controversy or claim (each, a “Dispute”) arising out of or relating to this Agreement, or the interpretation, breach, termination, validity or invalidity thereof, shall be referred to arbitration upon the demand of either party to the dispute with notice (the “Arbitration Notice”) to the other.

(b)                                 The Dispute shall be settled by arbitration in Hong Kong by the Hong Kong International Arbitration Centre (the “HKIAC”) in accordance with the Hong Kong International Arbitration Centre Administered Arbitration Rules (the “HKIAC Rules”) in force when the Arbitration Notice is submitted in accordance with the HKIAC Rules. There shall be one (1) arbitrator. The HKIAC Council shall select the arbitrator, who shall be qualified to practice law in Hong Kong.

(c)                                  The arbitral proceedings shall be conducted in English. To the extent that the HKIAC Rules are in conflict with the provisions of this Section, including the provisions concerning the appointment of the arbitrators, the provisions of this Section shall prevail.

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(d)                                 Each party to the arbitration shall cooperate with each other party to the arbitration in making full disclosure of and providing complete access to all information and documents requested by such other party in connection with such arbitral proceedings, subject only to any confidentiality obligations binding on such party.

(e)                                  The award of the arbitral tribunal shall be final and binding upon the parties thereto, and the prevailing party may apply to a court of competent jurisdiction for enforcement of such award.

(f)                                   The arbitral tribunal shall decide any Dispute submitted by the parties to the arbitration strictly in accordance with the substantive Laws of Hong Kong, without regard to principles of conflict of laws thereunder, and shall not apply any other substantive Law.

(g)                                  Any party to the Dispute shall be entitled to seek preliminary injunctive relief, if possible, from any court of competent jurisdiction pending the constitution of the arbitral tribunal.

(h)                                 During the course of the arbitral tribunal’s adjudication of the Dispute, this Agreement shall continue to be performed except with respect to the part in dispute and under adjudication.

12.6 Notices. Any notice required or permitted pursuant to this Agreement shall be given in writing and shall be given either personally or by sending it by next-day or second-day courier service, fax, electronic mail or similar means to the address of the relevant Party as shown on Schedule C (or at such other address as such Party may designate by fifteen (15) days’ advance written notice to the other Parties to this Agreement given in accordance with this Section). Where a notice is sent by next-day or second-day courier service, service of the notice shall be deemed to be effected by properly addressing, pre-paying and sending by next-day or second-day service through an internationally-recognized courier a letter containing the notice, with a written confirmation of delivery, and to have been effected at the earlier of (i) delivery (or when delivery is refused) and (ii) expiration of two (2) Business Days after the letter containing the same is sent as aforesaid. Where a notice is sent by fax or electronic mail, service of the notice shall be deemed to be effected by properly addressing, and sending such notice through a transmitting organization, with a written confirmation of delivery, and to have been effected on the day the same is sent as aforesaid, if such day is a Business Day and if sent during normal business hours of the recipient, otherwise the next Business Day. Notwithstanding the foregoing, to the extent a “with a copy to” address is designated, notice must also be given to such address in the manner above for such notice, request, consent or other communication hereunder to be effective.

12.7 Rights Cumulative; Specific Performance. Except as otherwise specified in the other Transaction Documents, each and all of the various rights, powers and remedies of a party hereto will be considered to be cumulative with and in addition to any other rights, powers and remedies which such Party may have at Law or in equity in the event of the breach of any of the terms of this Agreement. The exercise or partial exercise of any right, power or remedy will neither constitute the exclusive election thereof nor the waiver of any other right, power or remedy available to such Party. Without limiting the foregoing, the Parties acknowledge and agree irreparable harm may occur for which money damages would not be an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement.

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12.8 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Memorandum and Articles, or elsewhere, as the case may be.

12.9 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If, however, any provision of this Agreement shall be invalid, illegal, or unenforceable under any such applicable Law in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such Law, or, if for any reason it is not deemed so modified, it shall be invalid, illegal, or unenforceable only to the extent of such invalidity, illegality, or limitation on enforceability without affecting the remaining provisions of this Agreement, or the validity, legality, or enforceability of such provision in any other jurisdiction.

12.10 Amendments and Waivers. Any provision in this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of each of (i) the Majority Preferred Holders, (ii) each of the Strategic Investors, (iii) the holders of a majority of the voting power of the Ordinary Shares (which excludes any Ordinary Shares converted from the Preferred Shares, and which must include the Didi Principal Holding Company) who are or whose Beneficial Owners are members of senior management of the Group Company, and (iv)the Company, provided, however, if (x) any amendment to this Agreement or waiver will not disproportionately and adversely affect the rights of any Investor whose written consent to the amendment or waiver is not obtained and (y) such amendment has been duly approved by the Shareholders or/and the Board in accordance with Sections 10.1 or/and 10.2, then such amendment to this Agreement or waiver shall only require the written consent of (A) the Majority Preferred Holders, (B) the holders of the majority of the Ordinary Shares (excluding any Ordinary Shares converted from the Preferred Shares), and (C) the Company. For the avoidance of doubt, nothing in the foregoing sentence shall prejudice the requirements under Section 10.1. Notwithstanding the foregoing, for so long as Apple owns at least 10,000,000 Ordinary Shares (on a fully diluted basis, including Preferred Shares on an as-converted basis, assuming full conversion and exercise of all outstanding options and other outstanding convertible and exercisable securities and as adjusted in connection with share splits or share consolidation, reclassification or other similar event), the prior written consent of Apple shall be required with respect to (i) any amendment to the rights, preferences or privileges of any holder of Series A-18 Preferred Shares in this Agreement, or (ii) any amendment to, or waiver of observance of, any provision in this Agreement that would disproportionately and adversely affect the rights, preferences or privileges of Apple in this Agreement. Any amendment or waiver effected in accordance with this Section shall be binding upon all the Parties. Notwithstanding the foregoing, the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by an instrument in writing signed by such Party without obtaining the consent of any other Party.

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12.11 No Waiver. Failure to insist upon strict compliance with any of the terms, covenants, or conditions hereof will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

12.12 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Party under this Agreement, upon any breach or default of any other Party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting Party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Party of any breach or default under this Agreement, or any waiver on the part of any Party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.

12.13 No Presumption. The Parties acknowledge that any applicable Law that would require interpretation of any claimed ambiguities in this Agreement against the Party that drafted it has no application and is expressly waived. If any claim is made by a Party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any Party or its counsel.

12.14 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile and e-mailed copies of signatures shall be deemed to be originals for purposes of the effectiveness of this Agreement.

12.15 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto), the other Transaction Documents, constitute the full and entire understanding and agreement between the Parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the Parties is expressly canceled and the Prior Agreement shall be terminated and superseded by this Agreement in its entirety.

12.16 Control. In the event of any conflict or inconsistency between any of the terms of this Agreement and any of the terms of any of the Charter Documents for any of the Group Companies, or in the event of any dispute related to any such Charter Document, the terms of this Agreement shall prevail in all respects, the Parties shall give full effect to and act in accordance with the provisions of this Agreement over the provisions of the Charter Documents, and the Parties shall exercise all voting and other rights and powers (including to procure any required alteration to such Charter Documents to resolve such conflict or inconsistency) to make the provisions of this Agreement effective, and not to take any actions that impair any provisions in this Agreement.

12.17 Adjustments for Share Splits, Etc. Wherever in this Agreement there is a reference to a specific number of Shares, then, upon the occurrence of any subdivision, combination or share dividend of the relevant class or series of the Shares, the specific number of shares so referenced in this Agreement shall automatically be proportionally adjusted, as appropriate, to reflect the effect on the outstanding shares of such class or series of Shares by such subdivision, combination or share dividend.

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12.18 GSR Seal. Notwithstanding any of the provisions in this Agreement, when GSR Ventures IV, L.P. and GSR Principals Fund IV, L.P. ‘s signatures are required, this Agreement shall not be effective with respect to GSR Ventures IV, L.P. and GSR Principals Fund IV, L.P. until the signature page(s) of GSR Ventures IV, L.P. and GSR Principals Fund IV, L.P. are accompanied by a seal or chop of such fund or its general partner.

12.19 No Use of Name.

(a)                                 Without the prior written consent of an Investor, and whether or not it or any Affiliate thereof is then a shareholder of the Company, no party hereto shall (or shall permit any Affiliate thereof to) use, publish or reproduce the name or logo of such Investor or any similar name, trademark or logo in any manner, context or format (including references on or links to websites, in press releases, or in other public announcements) and such obligation under this Section 12.19 shall survive any termination or expiration of this Agreement.

(b)                                 Without the prior written consent of Alibaba or Ant Financial, as applicable, none of the Group Companies and the parties hereto (other than Alibaba and Ant Financial, as applicable) shall, and each foregoing Person shall cause its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of Alibaba, Ant Financial or any of their respective Affiliates, either alone or in combination of, including “阿里巴巴” (Chinese equivalent for “Alibaba”), “淘宝 “ (Chinese equivalent for “Taobao”), “阿里 “ (Chinese equivalent for “Ali”), “全球速卖通” (Chinese brand for “AliExpress”), “淘” (Chinese equivalent for “Tao”), “天猫” (Chinese equivalent for “Tmall”), “一淘” (Chinese equivalent for “eTao”), “聚划算” (Chinese equivalent for “Juhuasuan”), “阿里旅行” (Chinese equivalent for “Alitrip”), “阿里妈妈” (Chinese equivalent for “Alimama”), “阿里云” (Chinese equivalent for “Alibaba Cloud”), “万网” (Chinese brand for “HiChina”), “口碑” (Chinese equivalent for “Koubei’), “虾米” (Chinese equivalent for “Xiami”), “蚂蚁金服” (Chinese brand for “Ant Financial”), “蚂蚁” (Chinese equivalent for “Ant”), “支付宝” (Chinese brand for “Alipay”), “小微金服” (Chinese equivalent for “Xiao Wei Jin Fu”), “1688”, “点点虫” (Chinese equivalent for “DDCHONG”), “一达通” (Chinese brand for “OneTouch”), “友盟” (Chinese equivalent for “Umeng”), “天天动听” (Chinese equivalent for “TTPOD”), “优视” (Chinese equivalent for “UC/UCWeb”), “高德地图” (Chinese brand for “AMAP”), “钉钉” (Chinese brand for “DingTalk”), “余额宝” (Chinese equivalent for “Yu’e Bao”), “招财宝” (Chinese equivalent for “Zhaocaibao”), “芝麻信用” (Chinese equivalent for “Zhima Credit”), “网商银行” (Chinese brand for “MYbank”), “阿里通信” (Chinese equivalent for “AliTelecom”), “Alibaba”, “Taobao”, “Ali”, “AliExpress”, “Tao”, “Tmall”, “eTao”, “Juhuasuan”, “Alitrip”, “Alimama”, “Alibaba Cloud”, “YunOS”, “HiChina”, “Koubei”, “Xiami”, “Ant Financial”, “Ant”, “Alipay”, “Xiao Wei Jin Fu”, “DDCHONG”, “OneTouch”, “Umeng”, “TTPOD”, “UCWeb”, “UC”, “AMAP”, “DingTalk”, “Yu’e Bao”, “Zhaocaibao”, “Zhima Credit”, “MYbank”, “AliTelecom”, the associated devices and logos of the above brands (including but not limited to the smiling face device of Alibaba Group, the cow device of Alibaba.com, the ant device of Taobao, the Tao doll device of Taobao, the cat device of Tmall, the Juxiaomeng device of Juhuasuan, the wing device and the Ding device of Dingtalk, the ant device of Ant Financial, the lion device and the Zhixiaobao device of Alipay, the ingot device of Zhaocaibao, the sesame device of Zhima Credit together with the Gaoxiaode device and the paper aeroplane device of AutoNavi), or any company name, trade name, trademark, service mark, domain name, device, design, symbol or any abbreviation, contraction or simulation thereof owned or used by Alibaba, Ant Financial or any of their respective Affiliates, or (ii) represent, directly or indirectly, that any product or services provided by any Group Company has been approved or endorsed by Alibaba, Ant Financial or any of their respective Affiliates.

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(c)                                  Without the prior written consent of SoftBank, none of the Group Companies and the parties hereto (other than SoftBank) shall, and each foregoing Person shall cause any of its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of SoftBank or any Affiliates of SoftBank, either alone or in combination of, including “SoftBank” and “软银”, the associated devices and logos of the above brands, or any company name, trade name, trademark, service mark, domain name, device, design, symbol or any abbreviation, contraction or simulation thereof owned or used by SoftBank or any of its Affiliates, or (ii) represent, directly or indirectly, that any product or services provided by any Group Company has been approved or endorsed by SoftBank or any of its Affiliates.

(d)                                 Without the prior written consent of Tencent, none of the Group Companies and the parties hereto (other than Tencent) shall, and each foregoing Person shall cause any of its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of Tencent or any Affiliates of Tencent, either alone or in combination of, including “Tencent” and “腾迅”, the associated devices and logos of the above brands, or any company name, trade name, trademark, service mark, domain name, device, design, symbol or any abbreviation, contraction or simulation thereof owned or used by Tencent or any of its Affiliates, or (ii) represent, directly or indirectly, that any product or services provided by any Group Company has been approved or endorsed by Tencent or any of its Affiliates.

(e)                                  Without the prior written consent of Temasek, none of the Group Companies and the parties hereto (other than Temasek) shall, and each foregoing Person shall cause any of its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of Temasek or any Affiliates of Temasek, either alone or in combination of, including “Temasek” and “淡马锡”, the associated devices and logos of the above brands, or any company name, trade name, trademark, service mark, domain name, device, design, symbol or any abbreviation, contraction or simulation thereof owned or used by Temasek or any of its Affiliates, or (ii) represent, directly or indirectly, that any product or services provided by any Group Company has been approved or endorsed by Temasek or any of its Affiliates.

(f)                                   Without the prior written consent of Apple, none of the Group Companies and the parties hereto (other than Apple) shall, each foregoing Person shall cause any of its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of Apple or any of its Affiliates, either alone or in combination, or any other company name, trade name, trademark, service mark, domain name, device, design, symbol or logo owned or used by Apple or any of its Affiliates (including “Apple”, “iPhone”, “iPad”, “iPod”, “Apple Watch”, “Apple Pay”, “Siri”, “Mac”, “iTunes”, “Apple Music”, iCloud”, “Beats”, “CarPlay” or the associated devices and logos of any of the foregoing) or any abbreviation, contraction or simulation thereof or any mark confusingly similar thereto, or (ii) represent, directly or indirectly, that any product or service provided by any Group Company has been approved or endorsed by Apple or any of its Affiliates.

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(g)                                  Without the prior written consent of Uber CV, none of the Group Companies and the parties hereto (other than Uber CV) shall, and each foregoing Person shall cause any of its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of Uber CV or any of its Affiliates, either alone or in combination, or any other company name, trade name, trademark, service mark, domain name, device, design, symbol or logo owned or used by Uber CV or any of its Affiliates (including “Uber” or the associated devices and logos of any of the foregoing) or any abbreviation, contraction or simulation thereof or any mark confusingly similar thereto, or (ii) represent, directly or indirectly, that any product or service provided by any Group Company has been approved or endorsed by Uber CV or any of its Affiliates. Without the prior written consent of the Company, Uber CV shall not, and shall cause any of its Affiliates not to, (i) use in advertising, publicity, announcements, or otherwise, the name of the Company or any of its Affiliates, either alone or in combination, or any other company name, trade name, trademark, service mark, domain name, device, design, symbol or logo owned or used by the Company or any of its Affiliates (including “Didi” or the associated devices and logos of any of the foregoing) or any abbreviation, contraction or simulation thereof or any mark confusingly similar thereto, or (ii) represent, directly or indirectly, that any product or service provided by Uber CV or any of its Affiliates has been approved or endorsed by the Company or any of its Affiliates. Notwithstanding the foregoing, this Section 12.19(g) (i) shall be subject to the terms of any other Transaction Document or any subsequent written agreement between the Company and Uber CV and/or UTI, as the case may be, with respect to the subject matter hereof and (ii) in particular, is not intended to supersede or in any way modify any other provisions of this Agreement or any other Transaction Document relating to the disclosure of confidential information or public announcements regarding any of the transactions contemplated by the Transaction Documents.

12.20 Use of English Language. This Agreement has been executed and delivered in the English language. Any translation of this Agreement into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement shall be in the English language or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes thereof.

12.21 Aggregation of Shares. All Shares held or acquired by Affiliates of an Investor, a Holder or a Shareholder shall be aggregated for purposes of determining the availability of any rights under this Agreement. Shares held or acquired by Alibaba or Ant Financial shall be aggregated for purposes of determining the availability of any rights of Alibaba or Ant Financial, as applicable, under this Agreement.

12.22 Termination of Prior Agreement. In consideration of the mutual covenants and promises contained herein, each of the Parties that are parties to the Prior Agreement confirms and acknowledges that the Prior Agreement shall hereby be terminated in its entirety with no further force and effect.

12.23 Uber’s Voting Agreements. Uber CV (i) shall have duly executed and delivered an irrevocable voting proxy as of the date hereof (the “Uber Voting Proxy”) and an irrevocable voting undertaking as of the date hereof (the “Uber Voting Undertaking”) with respect to the Shares specified therein and (ii) shall cause its Affiliates to enter into an irrevocable voting proxy and an irrevocable voting undertaking in the same form of the Uber Voting Proxy and the Uber Voting Undertaking with respect to any and all of such Shares subsequently acquired and beneficially owned by such Affiliate. Except as set forth in the Uber Voting Proxy and other irrevocable voting proxies entered into by the Affiliates of Uber and the Uber Voting Undertaking and other voting undertakings entered into by the Affiliates of Uber CV, Uber CV and its Affiliates shall have the right to exercise all votes in respect of the Shares held by them in accordance with Article 8.4(A)(c) of the Memorandum and Articles.

[The remainder of this page has been intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

COMPANY:

Xiaoju Kuaizhi Inc.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Xiaoju Science and Technology (Hong Kong) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Beijing Didi Infinity Technology and Development Co., Ltd. (北京嘀嘀无限科技发展有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Legal Representative

Beijing Xiaoju Technology Co., Ltd. (北京小桔科技有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Cheering Venture Global Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Didi Mobility Pte. Ltd.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Majestic Talent Investments Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Taipingyang Investment Co., Ltd.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Didi (HK) Science and Technology Limited (滴滴（香港）科技有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Didi (China) Technology Co., Ltd. (滴滴（中国）科技有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Legal Representative

Dirun (Tianjin) Technology Co., Ltd. (迪润（天津）科技有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Legal Representative

Jiaxing Juzi Gongxiang Investment Partnership Enterprise (LP) (嘉兴桔子共享投资合伙企业（有限合伙）)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Jiaxing PE Investment Partnership Enterprise (LP) (嘉兴枇易投资合伙企业 （有限公司）)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Full Le Group Limited (富诺集团有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

K. FU Holdings Co., Limited (快富控股有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Soda Technology Inc.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Soda Technology (Hong Kong) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Didi Mobility Information Technology Pte. Ltd.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Mandarin Link Inc.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Jurassic Future Inc.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Jurassic Future (Hong Kong) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

EasyCar Inc.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

EasyCar (HK) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Roof Holdings Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Roof Network (HK) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Hourglass Holdings Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Hourglass Network (HK) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Tomorrow Land Holdings Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Tomorrow Land Network (HK) Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Uber (China), Ltd.

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Uber (Hong Kong), Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

Cliff Hill Limited

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Ditu (Beijing) Technology Co., Ltd. (滴图（北京）科技有限公司)

By:	/s/ ZHANG Bo
Name: ZHANG Bo
Title: Legal Representative

Didi Research America, LLC

By:	/s/ ZHANG Bo
Name: ZHANG Bo
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Mandirin Investment L.P.

By:	/s/ LIU Qing
Name: LIU Qing
Title: Authorized Signatory

Perferent Inc.

By:	/s/ LIU Qing
Name: LIU Qing
Title: Authorized Signatory

Perferent (Hong Kong) Limited

By:	/s/ LIU Qing
Name: LIU Qing
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Shanghai Qiyang Information Technology Co., Ltd. (上海奇漾信息技术有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Hangzhou Mengtan Ruipai Technology Co., Ltd. (杭州蒙坦瑞派科技有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Hangzhou DiDi Automobile Services Co., Ltd. (杭州滴滴汽车服务有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Shanghai Jusheng Technology Co., Ltd. (上海桔晟科技有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Tianjin Jurui Technology Co., Ltd. (天津桔瑞科技有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Shanghai Jujing Technology Co., Ltd. (上海桔景科技有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Didi Commercial Service Co., Ltd. (滴滴商业服务有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Beijing Tongda Infinity Technology Co., Ltd. (北京通达无限科技有限公司)

By:	/s/ LI Jinfei
Name: LI Jinfei
Title: Legal Representative

Didi Traveling Technology Co., Ltd. (滴滴出行科技有限公司)

By:	/s/ SUNSHU
Name: SUNSHU
Title: Legal Representative

Zhong An Fengshang (Beijing) Insurance Agency Co., Ltd. (中安风尚(北京)保险代理有限公司)

By:	/s/ YU Haihe
Name: YU Haihe
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Shanghai Shiyuan Technology Co., Ltd. (上海时园科技有限公司)

By:	/s/ LIU Shaorong
Name: LIU Shaorong
Title: Legal Representative

Chengzi (Shanghai) Internet Technology Co., Ltd. (橙资(上海)互联网科技有限公司)

By:	/s/ LIU Shaorong
Name: LIU Shaorong
Title: Legal Representative

Jiaxing Chengzi Investment Management Co., Ltd. (嘉兴橙子投资管理有限公司)

By:	/s/ QIU Feiqu
Name: QIU Feiqu
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

LUIBIMEX, S.A. DE C.V.

By:	/s/ ZHU Jingshi
Name: ZHU Jingshi
Title: Authorized Signatory

DiDi Technology Services Mexico, S.A. de C.V.

By:	/s/ ZHU Jingshi
Name: ZHU Jingshi
Title: Authorized Signatory

DiDi Mobility Mexico SA DE CV

By:	/s/ ZHU Jingshi
Name: ZHU Jingshi
Title: Authorized Signatory

DiDi Research Canada Ltd.

By:	/s/ GONG Fengmin
Name: GONG Fengmin
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

99 Taxis

By:	/s/ QIU Guangyu
Name: QIU Guangyu
Title: Authorized Signatory

99 Tecnologia Ltda

By:	/s/ QIU Guangyu
Name: QIU Guangyu
Title: Authorized Signatory

Asesorias CC SpA

By:	/s/ QIU Guangyu
Name: QIU Guangyu
Title: Authorized Signatory

Rebuilding Technology Pte. Ltd.

By:	/s/ QIU Guangyu
Name: QIU Guangyu
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Qixin (Shanghai) Information Technology Co. Ltd.(奇心(上海)信息技术有限公司)

By:	/s/ WANG Qingshan
Name: WANG Qingshan
Title: Legal Representative

Shanghai Dahuangfeng Network Information Technology Co. Ltd. (上海大黄蜂网络信息技术有限公司)

By:	/s/ WANG Qingshan
Name: WANG Qingshan
Title: Legal Representative

Beijing Yunda Infinity Technology Co. Ltd. (北京运达无限科技有限公司)

By:	/s/ ZHANG Rui
Name: ZHANG Rui
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Chongqing West Coast Microfinance Co., Ltd. (重庆市西岸小额贷款有限公司)

By:	/s/ GAO Xiang
Name: GAO Xiang
Title: Legal Representative

Hangzhou Xiaomuji Software Technology Co., Ltd. (杭州小木吉软件科技有限公司)

By:	/s/ XU Zhuchun
Name: XU Zhuchun
Title: Legal Representative

Hangzhou Qingqi Technology Co., Ltd. (杭州青奇科技有限公司)

By:	/s/ XU Zhuchun
Name: XU Zhuchun
Title: Legal Representative

Beijing 19 Pay Payment Technology Co., Ltd. (北京一九付支付科技有限公司)

By:	/s/ YE Jun
Name: YE Jun
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

WARRANTORS:

Beijing Botong Changda Technology Co., Ltd. (北京博通畅达科技有限公司)

By:	/s/ WANG Zhigang
Name: WANG Zhigang
Title: Legal Representative

Shenzhen Bei An Commercial Factoring Co., Ltd. (深圳北岸商业保理有限公司)

By:	/s/ LI Pin
Name: LI Pin
Title: Legal Representative

Beijing Youshan Information Technology Co., Ltd. (北京悠膳信息技术有限公司)

By:	/s/ LUO Wen
Name: LUO Wen
Title: Legal Representative

Shenzhen Xiao Ju Xiong Technology Co., Ltd. (深圳小桔熊科技有限公司)

By:	/s/ CAI Xiaoou
Name: CAI Xiaoou
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Zhongfu Finance Leasing (Shanghai) Co., Ltd. (众富融资租赁(上海)有限公司)

By:	/s/ YANG Jun
Name: YANG Jun
Title: Legal Representative

Beijing Huineng Technology Co., Ltd. (北京惠能科技有限公司)

By:	/s/ YANG Jun
Name: YANG Jun
Title: Legal Representative

Chesheng (Tianjin) Financial Leasing Co., Ltd. (车胜（天津）融资租赁有限责任公司)

By:	/s/ YANG Jun
Name: YANG Jun
Title: Legal Representative

Beijing Chesheng Technology Co., Ltd. (北京车胜科技有限公司)

By:	/s/ YANG Jun
Name: YANG Jun
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Tianjin Shuxing Technology Co., Ltd. (天津舒行科技有限公司)

By:	/s/ CHEN Xi
Name: CHEN Xi
Title: Legal Representative

Shanghai Hiservice Automobile Technical Service Co., Ltd. (上海嗨修汽车技术服务有限公司)

By:	/s/ CHEN Xi
Name: CHEN Xi
Title: Legal Representative

Jiangsu Rundi Investment Co., Ltd. (江苏润滴投资有限公司)

By:	/s/ CHEN Xi
Name: CHEN Xi
Title: Legal Representative

Beijing Xiaoju Smart Car Technology Co., Ltd. (北京小桔智能汽车科技有限公司)

By:	/s/ LIU Haijiang
Name: LIU Haijiang
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Jingju New Energy Automobile Technology Co., Ltd. (京桔新能源汽车科技有限公司)

By:	/s/ CHEN Yuepeng
Name: CHEN Yuepeng
Title: Legal Representative

Hangzhou Xiaomuji Automobile Services Co., Ltd. (杭州小木吉汽车服务有限公司)

By:	/s/ JU Li
Name: JU Li
Title: Legal Representative

Shenzhen Weiheng Automobile Co., Ltd. (深圳市伟恒汽车有限公司)

By:	/s/ YANG Zhixin
Name: YANG Zhixin
Title: Legal Representative

Shanghai Feier Chajing Technology Co., Ltd. (上海菲儿察京科技有限公司)

By:	/s/ QIU Feiqu
Name: QIU Feiqu
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Shanghai Wubo Information And Technology Co., Ltd. (上海雾博信息技术有限公司)

By:	/s/ CHENG Wei
Name: CHENG Wei
Title: Legal Representative

Wuhan Wubo Software Technology Services Co., Ltd. (武汉雾博信息技术服务有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Shanghai Wubu Information Technology Co., Ltd. (上海吾步信息技术有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

Guiyang Wubu Data Service Co., Ltd. (贵阳吾步数据服务有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI GROUP COMPANIES:

Wubu (Shanghai) Software Science And Technology Co., Ltd. (吾步(上海)软件科技有限公司)

By:	/s/ CHEN Ting
Name: CHEN Ting
Title: Legal Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

KUAIDI GROUP COMPANIES:

Travice International Group Hongkong Limited (快智国际集团香港有限公司)

By:	/s/ LIU Shaorong
Name: LIU Shaorong
Title: Authorized Signatory

Hangzhou Kuaidi Technology Co. Ltd. (杭州快迪科技有限公司)

By:	/s/ WANG Qingshan
Name: WANG Qingshan
Title: Legal Representative

Hangzhou Kuaizhi Technology Co. Ltd. (杭州快智科技有限公司)

By:	/s/ ZHAO Hui
Name: ZHAO Hui
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI PRINCIPAL:

Cheng Wei

By:	/s/ CHENG Wei

DIDI PRINCIPAL HOLDING COMPANY:

Xiaocheng Investments Limited

By:	/s/ CHENG Wei
Name:	CHENG Wei
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

DIDI PRINCIPAL:

Zhang Bo

By:	/s/ ZHANG Bo

PRINCIPAL HOLDING COMPANY:

Doctorate Investment Ltd.

By:	/s/ ZHANG Bo
Name:	ZHANG Bo
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Investor Link Investments Limited

By:	/s/ LIU Qing
Name:	LIU Qing
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Brilliant Rosewood Limited

By:	/s/ ZHU Jingshi
Name:	ZHU Jingshi
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Trade Alliance Global Limited

By:	/s/ CHEN Ting
Name:	CHEN Ting
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Ocean Union Enterprises Limited

By:	/s/ WU Rui
Name:	WU Rui
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

SHAREHOLDERS:

Steady Prominent Limited

By:	/s/ CHENG Wei
Name:	CHENG Wei
Title:	Authorized Signatory

Oriental Holding Investment Limited

By:	/s/ CHENG Wei
Name:	CHENG Wei
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SVF XKI Subco (Singapore) Pte Ltd

By:	/s/ Martin Joseph O’Regan
Name:	Martin Joseph O’Regan
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Tencent Growthfund Limited

By:	/s/ MA Huateng
Name:	MA Huateng
Title:	Authorized Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

THL A11 Limited

By:	/s/ MA Huateng
Name:	MA Huateng
Title:	Authorized Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Alibaba Investment Limited

By:	/s/ Richard C. Lin
Name:	Richard C. Lin
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Taobao China Holding Limited

By:	/s/ Richard C. Lin
Name:	Richard C. Lin
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Apple South Asia Pte. Ltd.

By:	/s/ Peter Denwood
Name:	Peter Denwood
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Charming Blossom Limited

By:	/s/ Yong Leong Chu
Name:	Yong Leong Chu
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

CD Mobile Transport Limited

By:	/s/ WU Jingyan
Name:	WU Jingyan
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DD Asset Holdings Limited

By:	/s/ Despoina Zinonos
Name:	Despoina Zinonos
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DST China EC XI, L.P.
By DST Managers Limited
Its General Partner

By:	/s/ Despoina Zinonos
Name:	Despoina Zinonos
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DST Global IV, L.P.
By DST Managers Limited
Its General Partner

By:	/s/ Despoina Zinonos
Name:	Despoina Zinonos
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DST Global V, L.P.
By DST Managers Limited
Its General Partner

By:	/s/ Despoina Zinonos
Name:	Despoina Zinonos
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DST Asia V

By:	/s/ Soraj Bissoonauth
Name:	Soraj Bissoonauth
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Internet Fund II Pte. Ltd.

By:	/s/ Venkatagiri Mudeliar
Name:	Venkatagiri Mudeliar
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Internet Fund III Pte. Ltd.

By:	/s/ Venkatagiri Mudeliar
Name:	Venkatagiri Mudeliar
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Tiger Global Eight Holdings

By:	/s/ Moussa Taujoo
Name:	Moussa Taujoo
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Sand River Holdings SPV, L.P.

By:	/s/ Yu Bob Carter Sy
Name:	Yu Bob Carter Sy
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Masterwang Investments Limited

By:	/s/ Wang Gang
Name:	Wang Gang
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ESTA INVESTMENTS PTE. LTD.

By:	/s/ Ang Peng Huat
Name:	Ang Peng Huat
Title:	Authorised Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

EverGreen SeriesB Limited

By:	/s/ ZHANG Xiangyu
Name:	ZHANG Xiangyu
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Laguna Mercury Holdings Ltd.

By:	/s/ Naomi Kobayashi
Name:	Naomi Kobayashi
Title:	Authorised Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Toyota Motor Corporation

By:	/s/ Shigeki Tomoyama
Name:	Shigeki Tomoyama
Title:	Executive Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Clipper Funds Trust

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Davis Global Fund

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Davis International Fund

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Davis New York Venture Fund

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Davis Opportunity Fund

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Davis Value Portfolio

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Selected American Shares

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Selected International Fund

By:	/s/ Ryan M. Charles
Name:	Ryan M. Charles
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Hillhouse Citrus Holdings Limited

By:	/s/ Colm O’Connell
Name:	Colm O’Connell
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Booking Holdings Treasury Company

By:	/s/ David Coulden
Name:	David Coulden
Title:	CFO

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Matrix Partners China II Hong Kong Limited

By:	/s/ SHAO Yibo
Name:	SHAO Yibo
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

PAC Ent Fund Designated Activity Company

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

PAC Event Fund I Limited

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

PAC Event Fund II Limited

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Paulson ESP Segregated Portfolio Company 2

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Paulson Investment Company I LP

By:	/s/ Stuart Merzer
Name:	Stuart Merzer
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ELITE PLUS DEVELOPMENTS LIMITED添杰发展有限公司

By:	/s/ LIN Lijun
Name:	LIN Lijun
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

LVC Super Unicorn Fund LP

By:	/s/ LIN Lijun
Name:	LIN Lijun
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Teng Yue Partners Master Fund, L.P.

By:	/s/ Tao Li
Name:	Tao Li
Title:	General Partner

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

TYP Special Opportunities, L.P.

By:	/s/ Tao Li
Name:	Tao Li
Title:	General Partner

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Poly Oversea Capital Limited

By:	/s/ WU Haihui
Name:	WU Haihui
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Darwin Carriage Investments Limited

By:	/s/ Ian Grattan Smith
Name:	Ian Grattan Smith
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Vittoria Fund - J, LP.

By:	/s/ Dennis J. Ersin
Name:	Dennis J. Ersin
Title:	CFO & Treasurer of Veritable Partnership Holding, Inc., the General Partner of Vittoria Fund - J, L.P.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

MAC Global Unicorn Investment Limited

By:	/s/ Chong Huan Lee
Name:	Chong Huan Lee
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Citrus Capital Inc.

By:	/s/ GONG Qihua
Name:	GONG Qihua
Title:	Authorized Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

DIDI HOLDINGS LLC

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

THIRD POINT VENTURES LLC

By:	/s/ James P Gallagher
Name:	James P Gallagher
Title:	CAO

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

T. Rowe Price Growth Stock Fund, Inc.
JNL Series Trust – JNL/T. Rowe Price Established Growth Fund
Seasons Series Trust – SA T. Rowe Price Growth Stock Portfolio (f/k/a Seasons Series Trust – Stock Portfolio)
Voya Partners, inc. – VY T. Rowe Price Growth Equity Portfolio
Lincoln Variable Insurance Products Trust – LVIP T. Rowe Price Growth Stock Fund
Optimum Fund Trust – Optimum Large Cap Growth Fund
Penn Series Funds, Inc. – Large Growth Stock Fund
ConAgra Brands Retirement Income Savings Master Trust (f/k/a ConAgra Foods, Inc.)
T. Rowe Price Growth Stock Trust
Sony Master Trust
Prudential Retirement Insurance and Annuity Company
Aon Savings Plan Trust
Brighthouse Funds Trust II – T. Rowe Price Large Cap Growth Portfolio (f/k/a Metropolitan Series Fund – T.Rowe Price Large Cap Growth Portfolio)
Each account, severally and not jointly

By: T, Rowe Price Associates, Inc., Investment Adviser or Subadviser applicable

By:	/s/ Joseph Fath
Name:	Joseph Fath
Title:	VP

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

T. Rowe Price Global Technology Fund, Inc.
TD Mutual Funds – TD Science & Technology Fund
Each account, severally and not jointly

By: T, Rowe Price Associates, Inc., Investment Adviser or Subadviser applicable

By:	/s/ Paul D Cencene
Name:	Paul D Cencene
Title:	VP

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

T. Rowe Price Communications & Technology Fund, Inc. (f/k/a T. Rowe Price Media & Telecommunications Fund, Inc.)
TD Mutual Funds – TD Global Entertainment & Communications Fund (f/k/a TD Mutual Funds – TD Entertainment & Communications Fund)
Each account, severally and not jointly

By: T, Rowe Price Associates, Inc., Investment Adviser or Subadviser applicable

By:	/s/ Paul D Cencene
Name:	Paul D Cencene
Title:	VP

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

T. Rowe Price Global Stock Fund
T. Rowe Price Institutional Global Focused Growth Equity Fund
Arkansas Teacher Retirement System
Each account, severally and not jointly

By: T, Rowe Price Associates, Inc., Investment Adviser

By:	/s/ Paul D Cencene
Name:	Paul D Cencene
Title:	VP

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

T. Rowe Price Science & Technology Fund, Inc.
VALIC Company I – Science & Technology Fund
John Hancock Variable Insurance Trust – Science & Technology Trust
John Hancock Funds II – Science & Technology Fund
Each account, severally and not jointly

By: T, Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Ken Allen
Name:	Ken Allen
Title:	VP

[Signature Page to Shareholders Agreement]

INVESTORS:

T. Rowe Price Institutional International Growth Equity Fund
T, Rowe Price International Stock Fund
T. Rowe Price International Stock Portfolio
T. Rowe Price Non-U.S. Equities Trust
Voya Investors Trust – VY T. Rowe Price International Stock Portfolio
T. Rowe Price International Growth Equity Trust
T. Rowe Price Global Allocation Fund, Inc.
Each account, severally and not jointly

By: T, Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Andrew Baek
Name:	Andrew Baek
Title:	Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SCC Growth I Holdco A, Ltd.

By:	/s/ Ip Siu Wai Eva
Name:	Ip Siu Wai Eva
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Sequoia Capital China GF Holdco III-A, Ltd.

By:	/s/ Ip Siu Wai Eva
Name:	Ip Siu Wai Eva
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

OFI GLOBAL CHINA FUND, LLC

By:	/s/ Aroon Balani
Name:	Aroon Balani
Title:	VP

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

TL Special Opportunities Fund, LP

By:	/s/ Jesse Ko
Name:	Jesse Ko
Title:	Managing member of TL Special Opportunity GP, LLC

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

NEWAGE GLOBAL INVESTMENTS LIMITED

By:	/s/ James Xiao Dong Liu
Name:	James Xiao Dong Liu
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SUNNY OASIS LIMITED（阳光绿洲有限公司）

By:	/s/ FAN Yuanyuan
Name:	FAN Yuanyuan
Title:	Managing Partner

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Riverhead Equity Limited

By:	/s/ Authorized Representative
Name:	Authorized Representative
Title:	Authorized Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

BOCOM International Asset Management Limited

By:	/s/ Su Fen	/s/ LI Wu
Name:	Su Fen	LI Wu
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

BOCOM International Holdings Company Limited

By:	/s/ LI Ying
Name:	LI Ying
Title:	President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

ESG Special Opportunities Fund I, LP

By:	/s/ J. Kevin Kenny Jr.
Name:	J. Kevin Kenny Jr.
Title:	CIO

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Supir LLC

By:	/s/ Marcia Kirschner
Name:	Marcia Kirschner
Title:	Trustee of Managing Member

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

TFGST LLC

By:	/s/ Sheree Chiou
Name:	Sheree Chiou
Title:	Trustee

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

BlackRock Science and Technology Trust

By:	/s/ Tony Kim
Name:	Tony Kim
Title:	Managing Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

BlackRock Science & Technology Opportunities Portfolio,
a series of BlackRock Funds II

By:	/s/ Tony Kim
Name:	Tony Kim
Title:	Managing Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Tekne Private Ventures I Master

By:	/s/ Benjamin Baker
Name:	Benjamin Baker
Title:	Chief Financial Officer

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Tekne Private Ventures II Master

By:	/s/ Benjamin Baker
Name:	Benjamin Baker
Title:	Chief Financial Officer

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Tekne Private Ventures III, LP

By:	/s/ Benjamin Baker
Name:	Benjamin Baker
Title:	Chief Financial Officer

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Gold Logic Investments Limited

By:	/s/ Bao Fan
Name:	Bao Fan
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

SKY GALAXY INVESTMENT LIMITED天協投资有限公司

By:	/s/ Bao Fan
Name:	Bao Fan
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Autumn Sun (Cayman) Investment Limited

By:	/s/ Pe Xi Li
Name:	Pe Xi Li
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

INDUS DIDI SPV, L.P.

By:	/s/ James Weiner
Name:	James Weiner
Title:	Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

HONOURABLE AMBASSADOR LIMITED

By:	/s/ Huang Xiaoli
Name:	Huang Xiaoli
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

New Technology Fund SPC Limited

By:	/s/ Konstantin Kirsanov, Elena Kuznetsova
Name:	Konstantin Kirsanov, Elena Kuznetsova
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Korea Investment Partners Co., Ltd.

By:	/s/ Baek Yer Hyun
Name:	Baek Yer Hyun
Title:	Chief Executive Officer

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Treasure Hitch Investment Fund, L.P.

By:	/s/ FANG Liang
Name:	FANG Liang
Title:	Director of GP company

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Amwal-DiDi

By:	/s/ Hani Abdo
Name:	Hani Abdo
Title:	COO & Executive Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Profit Raider Investments Limited

By:	/s/ Zhang Gao Bo
Name:	Zhang Gao Bo
Title:	Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Moussedragon, L.P.

By:	/s/ Charles Heilbronn
Name:	Charles Heilbronn
Title:	General Partner of Moussedumpling, L.P. General Partner of Moussedragon, L.P.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Morgan Creek Private Opportunities, LLC

By:	/s/ Mark W Yusico
Name: Mark W Yusico
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Mason Stevens Limited

By:	/s/ Vincent Hua
Name: Vincent Hua
Title: CIO, Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

AME Cloud Services, LLC

By:	/s/ Greg Hardester
Name: Greg Hardester
Title: Manager

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

AME Cloud Ventures, LLC

By:	/s/ Greg Hardester
Name: Greg Hardester
Title: Manager

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Cheng Yu Investments Limited

By:	/s/ Liu Lin
Name: Liu Lin
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Darsana Master Fund LP
By: Darsana Capital GP LLC, its general partner

By:	/s/ Chris Ferrante
Name: Chris Ferrante
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Prosper Vantage Limited

By:	/s/ Chen Jihong
Name: Chen Jihong
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Global Holdings Asia Limited

By:	/s/ Lai Yung King
Name: Lai Yung King
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Joyful Tycoon Limited

By:	/s/ DENG Wei
Name: DENG Wei
Title: Authorized Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Voya Mutual Funds - Voya Multi-Manager International Equity Fund

By:	/s/ Todd Modic
Name: Todd Modic
Title: Senior Vice President

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Hansom Investors Ltd

By:	/s/ David T. Kim
Name: David T. Kim
Title: Managing Member

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Fontaine Capital Fund, I,.P.

By:	/s/ Chen-Wen Tarn
Name: Chen-Wen Tarn
Title:	Sole Director of Fontaine Capital GP Ltd,
the General Partner of Fontaine Capital Fund, L.P.

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Myriad Opportunities Investment Vehicle Limited

By:	/s/ Scott A Gaynur
Name: Scott A Gaynur
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Star Measures Investments, LLC

By:	/s/ Richard Merkin
Name: Richard Merkin
Title: Manager

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Coatue PE Asia II LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Coatue Flagship Asia IV LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Coatue Exuma Asia IV LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Coatue CT XIII LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Coatue CT X LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Coatue CT VIII LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

COATUE CT IX LLC

By:	/s/ Zachary Feingold
Name: Zachary Feingold
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

China Auto Investment LP

By:	/s/ Lynden John
Name: Lynden John
Title: Director of the General Partner

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

China Lantern Ltd

By:	/s/ Lynden John
Name: Lynden John
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

China Ride Transportation LP

By:	/s/ Lynden John
Name: Lynden John
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

China Transport Investment LP

By:	/s/ Lynden John
Name: Lynden John
Title: Director of the General Partner

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Yalong Oceanside Ltd

By:	/s/ Lynden John
Name: Lynden John
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

GSR Ventures IV, L.P.

By:	/s/ ZHU Xiaohu
Name: ZHU Xiaohu
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

GSR Principals Fund IV, L.P.

By:	/s/ ZHU Xiaohu
Name: ZHU Xiaohu
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

H CAPITAL II, L.P.

By:	/s/ Zhu Lian
Name: Zhu Lian
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

H CAPITAL III, L.P.

By:	/s/ Zhu Lian
Name: Zhu Lian
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Summit View Investment Ltd

By:	/s/ Wong Kok Wai
Name: Wong Kok Wai
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Wooster Square Holdings LLC

By:	/s/ Yiru Liu
Name: Yiru Liu
Title: Managing Member

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Giant Wave Investments Limited

By:	/s/ Gao Guiwei
Name: Gao Guiwei
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

GLADIOLUS LIMITED

By:	/s/ SUN Wei
Name: SUN Wei
Title: Authorized Representative

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

CICC Travel Company Limited

By:	/s/ CHEN Shirley Shiyou
Name: CHEN Shirley Shiyou
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Magic Stone Uber Special Opportunity Fund, L.P.

By:	/s/ Yu Zeng
Name: Yu Zeng
Title: Partner

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

PV Dominance Two Limited

By:	/s/ Ena Leung
Name: Ena Leung
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

QINGTING INVESTMENTS PTE. LTD.

By:	/s/ Koh Wai Kit
Name: Koh Wai Kit
Title: Authorised Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Weixing Holding Limited

By:	/s/ CHEN Weixing
Name: CHEN Weixing
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Gopher Harvest Fund LP

By:	/s/ Yin Zhe
Name: Yin Zhe
Title: Director

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Magic Traffic Trois Limited

By:	/s/ CHEUNG Miu
Name: CHEUNG Miu
Title: Authorized Signatory

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Lavinium Ventures III, LLC

By:	/s/ Justin Fishner-Wolfson
Name: Justin Fishner-Wolfson
Title: Senior Managing Member

[Signature Page to Shareholders Agreement]

IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized representatives to execute this Agreement on the date and year first above written.

INVESTORS:

Baidu (Hong Kong) Limited

By:	/s/ LI Yanhong
Name: LI Yanhong
Title: Authorized Representative

[Signature Page to Shareholders Agreement]

SIGNED as a DEED by		)

By Abdulrahman Alamoudi		)	ABD999

In the presence of:		)

Name:	/s/
[Name of witness]

Address:	PASHA INVESTMENTS (Monaco) S.A.M

SIGNED as a DEED by		)

By Abdulrahman Alamoudi		)	Ayesha Holdings Limited

In the presence of:		)

Name:	/s/
[Name of witness]

Address:	PASHA INVESTMENTS (Monaco) S.A.M

SIGNED as a DEED by		)

By Mohamed Y. Zahid		)	NCM Investments Ltd

In the presence of:		)

Name:	/s/
[Name of witness]

Address:	Mark JJ Farrell

DEED OF ADHERENCE

The undersigned is executing and delivering this Deed of Adherence dated 23 March 2018, pursuant to the Amended and Restated Shareholders Agreement dated as of January 11, 2018 (the “Shareholders Agreement”), by and among Xiaoju Kuaizhi Inc., an exempted company duly incorporated and validly existing in the Cayman Islands and certain other parties named therein.

Capitalized terms used but not defined in this Deed of Adherence shall have their meanings in the Shareholders Agreement.

The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Deed of Adherence, it shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” thereunder as if it had executed the Shareholders Agreement. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

The address for notice of the undersigned shall be as follows:

Address:

Tel:

Email:

Attention:

IN WITNESS WHEREOF, the undersigned has caused this Deed of Adherence to be duly executed and delivered as of the date first written above.

SIGNED as a DEED by	)
Macquarie Innovative Vision Partners	)
Limited	)
or and on behalf of and in its	)
capacity as general pa1tner of	)
Macquarie Innovative Vision Fund L.P	)
Director
/s/

In the presence of
Signature of witness:	/s/
Name of witness:
Address of witness:

Director
/s/

In the presence of
Signature of witness:	/s/ Amy Bend-Hirao
Name of witness:	Amy Bend-Hirao
Address of witness:

DEED OF ADHERENCE

The undersigned is executing and delivering this Deed of Adherence dated            2018, pursuant to the Amended and Restated Shareholders Agreement dated as of January 11, 2018 (the “Shareholders Agreement”), by and among Xiaoju Kuaizhi Inc., an exempted company duly incorporated and validly existing in the Cayman Islands and certain other parties named therein.

Capitalized terms used but not defined in this Deed of Adherence shall have their meanings in the Shareholders Agreement.

The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Deed of Adherence, it shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” thereunder as if it had executed the Shareholders Agreement. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

The address for notice of the undersigned shall be as follows:

Address:

Tel:

Email:

Attention:

IN WITNESS WHEREOF, the undersigned has caused this Deed of Adherence to be duly executed and delivered as of the date first written above.

Executed as a DEED by	)
NewView Capijai、Fund I, L.P.	)
by	)
/s/ Ravi Viswanathan	Name: Ravi Viswanathan
Title: Managing General Partner

Witness
in the presence of
/s/ Greer Rothman	Signature of witness
Greer Rothman	Name of witness

DEED OF ADHERENCE

The undersigned is executing and delivering this Deed of Adherence dated May 15 2018, pursuant to the Amended and Restated Shareholders Agreement dated as of January 11, 2018 (the “Shareholders Agreement”), by and among Xiaoju Kuaizhi Inc., an exempted company duly incorporated and validly existing in the Cayman Islands and certain other parties named therein.

Capitalized terms used but not defined in this Deed of Adherence shall have their meanings in the Shareholders Agreement.

The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Deed of Adherence, it shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” thereunder as if it had executed the Shareholders Agreement. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

The address for notice of the undersigned shall be as follows:

Address:

Tel:

Email:

Attention:

IN WITNESS WHEREOF, the undersigned has caused this Deed of Adherence to be duly executed and delivered as of the date first written above.

Executed as a DEED by	)
AEGIS SPECIAL SITUATIONS FUND	)
LLC, SERIES RIDESHARE I	)
Name: Cassez Shapiro
Title: Manager, Aegis Special Situation Management

Witness
in the presence of
/s/ Roseann Perri	Signature of witness
Roseann Perri	Name of witness

DEED OF ADHERENCE

The undersigned is executing and delivering this Deed of Adherence dated May 18 2018, pursuant to the Amended and Restated Shareholders Agreement dated as of January 11, 2018 (the “Shareholders Agreement”), by and among Xiaoju Kuaizhi Inc., an exempted company duly incorporated and validly existing in the Cayman Islands and certain other parties named therein.

Capitalized terms used but not defined in this Deed of Adherence shall have their meanings in the Shareholders Agreement.

The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Deed of Adherence, it shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” thereunder as if it had executed the Shareholders Agreement. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

The address for notice of the undersigned shall be as follows:

Address:

Tel:

Email:

Attention:

IN WITNESS WHEREOF, the undersigned has caused this Deed of Adherence to be duly executed and delivered as of the date first written above.

Executed as a DEED by	)
Eleven Didi Holdings LLC	)
by	)
/s/ Hartley Wasko	Name: Hartley Wasko
Title: Authorized Signatory, Manager, Eleven
Managers LLC

Witness
in the presence of
/s/ Riley Bertvcio	Signature of witness
Riley Bertvcio	Name of witness

DEED OF ADHERENCE

The undersigned is executing and delivering this Deed of Adherence dated November 26, 2018, pursuant to the Amended and Restated Shareholders Agreement dated as of January 11, 2018 (the “Shareholders Agreement”), by and among Xiaoju Kuaizhi Inc., an exempted company duly incorporated and validly existing in the Cayman Islands and certain other parties named therein.

Capitalized terms used but not defined in this Deed of Adherence shall have their meanings in the Shareholders Agreement.

The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Deed of Adherence, it shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” thereunder as if it had executed the Shareholders Agreement. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

The address for notice of the undersigned shall be as follows:

Address:

Tel:

Email:

Attention:

IN WITNESS WHEREOF, the undersigned has caused this Deed of Adherence to be duly executed and delivered as of the date first written above.

Executed as a DEED by	)
Ryyde LLC	)
by	)
/s/	Name:
Title:

Witness
in the presence of
/s/ Mary Eugster	Signature of witness
Mary Eugster	Name of witnes

SCHEDULE A-1

List of Didi Group Companies

SCHEDULE A-2

List of Kuaidi Group Companies

SCHEDULE B-1

List of Didi Principal and Holding Company

SCHEDULE B-2

SCHEDULE C

ADDRESS FOR NOTICES

SCHEDULE D

List of Key Employees

EXHIBIT A

FORM OF POWER OF ATTORNEY

EXHIBIT B

DEED OF ADHERENCE

The undersigned is executing and delivering this Deed of Adherence dated , 20 , pursuant to the Amended and Restated Shareholders Agreement dated as of              , 20         (the “Shareholders Agreement”), by and among Xiaoju Kuaizhi Inc.,  an exempted company duly incorporated and validly existing in the Cayman Islands and certain other parties named therein.

Capitalized terms used but not defined in this Deed of Adherence shall have their meanings in the Shareholders Agreement.

The undersigned hereby acknowledges, agrees and confirms that, by its execution of this Deed of Adherence, it shall be deemed to be a party to the Shareholders Agreement as of the date hereof and shall have all of the rights and obligations of an “Investor”, a “Holder”, a “Preemptive Rights Holder”, a “Shareholder” and a “Party” thereunder as if it had executed the Shareholders Agreement. The undersigned hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Shareholders Agreement.

The address for notice of the undersigned shall be as follows:

Address:
Tel:

Fax:

Email:

Attention:

IN WITNESS WHEREOF, the undersigned has caused this Deed of Adherence to be duly executed and delivered as of the date first written above.

SIGNED as a DEED by	)

By	)

in the presence of:	)

Name:
[Name of witness]

Address: